                              BARRETT GROWTH FUND

                             Purchasing high quality
                           growth stocks at reasonable
                    prices for long-term capital appreciation

                                   PROSPECTUS

                                October 30, 2001

                                THE BARRETT FUNDS
                      c/o Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202
                                 (877) 363-6333

     Shares  of the  Barrett  Growth  Fund are sold on a no-load  basis  through investment advisors, consultants, financial planners, brokers, dealers and other investment professionals. Shares are available for IRAs and retirement plans.

     As with all mutual funds, the U.S.  Securities and Exchange  Commission has not approved or disapproved these securities and does not guarantee the accuracy or  completeness  of  this  Prospectus.  It is a  criminal  offense  to  suggest otherwise.

                                TABLE OF CONTENTS

                         Investment Goal and Philosophy

     The Barrett Growth Fund seeks to achieve long-term capital appreciation and to maximize after-tax returns. The Fund takes a conservative  approach to growth stock investing that emphasizes "Growth at a Reasonable Price." The Fund invests in common stocks of high-quality  companies that the investment advisor believes have superior  growth  potential and whose stocks can be purchased at reasonable prices.  The  Fund  has a  long-term  investment  outlook.  The  Fund  generally undertakes a "buy and hold" investment  strategy in order to reduce turnover and maximize after-tax returns.

                               Investment Process

     The Fund invests  primarily in a diversified  portfolio of common stocks of large and mid-sized U.S.  companies  selected by the Fund's investment  advisor,
Barrett  Associates,  Inc.,  which was founded in 1937. The  investment  advisor performs comprehensive, independent research designed to identify companies with proven products and performance,  strong fundamental  financial  characteristics and attractive growth prospects. The advisor seeks companies that dominate their markets and benefit from technological  advantages,  economies of scale or other factors that limit the ability of  competitors  to enter the same  markets.  The advisor also prefers companies with superior  management and insider  ownership, and its portfolio  managers  frequently meet with the management of companies as part of the investment process.

     The investment advisor selects companies for investment by the Fund that it believes will  experience  earnings growth in excess of 12% per year or at least
50% higher than the average growth rate of companies in the same industry in the
Standard & Poor's  500  Composite  Stock  Price  Index  (S&P(R)500  Index).  The
portfolio   management   team   also   evaluates   the   fundamental   financial
characteristics  of  companies  to  identify  companies  with  strong  cash flow combined with low or manageable  debt  burdens.  The advisor  believes that such companies  are  able  to  sustain  attractive  growth  rates,  or  grow  through acquisitions or investment in research and development.

     Once high  quality  growth  companies  are  identified,  the  advisor  uses financial statements and fundamental analysis to identify companies whose stocks can be  purchased  at  reasonable  prices.  The  Fund  generally  seeks to avoid investment in companies  whose  price-to-earnings  ratios are  significantly  in excess of their growth rates. The advisor believes that avoiding such overpriced stocks reduces risk and increases the  likelihood  that the Fund will be able to achieve its goal of long-term  capital  appreciation.  On an ongoing basis,  the advisor  analyzes  the  global  economic  and  financial  outlook  in  order  to anticipate and respond to changing business,  economic and political trends that may affect the Fund's  existing  and  prospective  investments.  See  Additional
Information About the Fund's Investments on page 7.

                    Principal Risks of Investing in the Fund

     The principal risk of investing in the Fund is that common stock prices are subject to market,  economic and business  risks that will cause their prices to fluctuate over time.  Although  common stocks have  historically  been a leading choice of  long-term  investors,  stock  prices may  decline  over short or even extended periods.  Therefore, the value of your investment in the Fund may go up and down and you could lose money. In addition,  the Fund's  investment  success depends on the skill of the  investment  advisor in  evaluating,  selecting  and monitoring the Fund's assets. If the advisor's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

     To the extent that the Fund invests in foreign companies,  such investments may involve political, economic or currency risks not ordinarily associated with
U.S.  securities.  The  Fund  may use  certain  techniques  involving  a form of leverage,  which could have the effect of magnifying the Fund's gains or losses, or could result in increased  volatility of the Fund's share price.  In order to limit such  risks,  the Fund  limits the  percentage  of its assets  that can be exposed to such leveraging techniques.

                                Fund Performance

     These performance  figures are provided in order to give some indication of the risks of an investment in the Fund by comparing the Fund's  performance with a broad  measure  of  market  performance  and an index of  funds  with  similar investment  objectives.  In addition to the information in this section, you may also review the investment  advisor's performance  record in the section entitled  Advisor's  Investment  Performance  on page 6. Please note that past performance is not necessarily an indication of how the Fund will perform in the future.

                      ANNUAL TOTAL RETURN AS OF DECEMBER 31

1999            33.53%
2000            -4.68%

The Barrett  Growth  Fund's  performance       Best Quarter:  Q4 1999 27.55%
for  calendar  year 2001  through              Worst Quarter  Q4 2000 -8.68%
September 30, 2001 was -30.05%.

       Average Annual Total Return for the Periods Ended December 31, 2000

                                                                     Annualized
                                                                 Since Inception
                                                        1 Year          12/29/98

 Barrett Growth Fund                                     -4.68%         12.86%
 Lipper Large-Cap Growth Funds Index1                   -19.68%          3.99%
 S&P(R)500 Index2                                        -9.10%          4.35%
 Russell 3000 Index3                                     -7.46%          5.69%

     1  The  Lipper  Large-Cap   Growth  Funds  Index  is  an   equally-weighted
performance  index,   adjusted  for  capital  gains   distributions  and  income
dividends,  of the 30 largest mutual funds within the Growth Funds category,  as reported by Lipper Analytical New Applications.

     2 The  S&P  500(R)  Index  is a  capitalization-weighted  index of five hundred large capitalization stocks, which is designed to measure broad domestic securities  markets.  The  performance  of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains,  but does not reflect the deduction of any investment advisory fees.

     3 The  Russell  3000  Index  is  an  unmanaged  index  which  measures  the performance of those companies within the 3,000 largest U.S.  companies based on
total  market  capitalization,   which  represents   approximately  98%  of  the
investable U.S. equity market.

                                Fees and Expenses

          The following  tables  describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                          Shareholder Transaction Fees
                    (Fees paid directly from your investment)

       Maximum Sales Charge on Purchases                       None
       Sales Charge on Reinvested Dividends                    None
       Redemption Fees                                         None*
       Exchange Fees                                           None

          *Currently,  there is a $15.00 fee  assessed  by the Fund's  custodian bank if you choose to redeem shares by a bank wire transfer. These fees are subject to change.

                           Annual Fund Operating Expenses
                    (Expenses that are deducted from Fund assets)

       Advisory Fees                                                  1.00%
       Distribution and Service (12b-1) Fees                          0.25%
       Other Expenses                                                 1.02%
                                                                   ------------
       Annual Fund Operating Expenses                                 2.27%
       Less Advisor's Fee Waiver/Assumption of Expenses1             -1.02%
                                                                   ------------
       Actual Total Annual Fund Operating Expenses                    1.25%

          1 Barrett  Associates,  Inc. has contractually  agreed through October
     31,  2002 to waive its  advisory  fees  and/or  assume  as its own  expense certain expenses  otherwise  payable by the Fund to the extent necessary to ensure that Actual Total Annual Fund Operating Expenses do not exceed 1.25%
     of average daily net assets.

     The  following  Expense  Example shows the expenses that you could pay over time and will help you to  compare  the cost of  investing  in the Fund with the cost of investing in other mutual funds.  The Expense  Example  assumes that you invest $10,000 in the Fund and that you earn a 5% annual return,  with no change in Fund expense levels.  The $10,000 and 5% figures are required by SEC rules to aid in  comparisons  between  funds.  Because actual return and expenses will be different, the Expense Example is for comparison only.

                                 Expense Example

One Year           Three Years          Five Years           Ten Years

  $127                $611*               $1,122*             $2,526*

          *Please note that only the first year in the Three  Years,  Five Years and Ten Years  examples  reflects  the effect of the  investment  advisor's expense  limitation  agreement.  The amounts for the second  through  tenth years assume that no expense  limitation  agreement was  continued.  If the expense limitation agreement was continued, the Three Years, Five Years and
     Ten  Years  expense  example  amounts  would  be  $397,  $686  and  $1,511, respectively.

                Investment Advisor and Portfolio Management Team

     Barrett  Associates,  Inc., 565 Fifth Avenue, New York, NY 10017, serves as the  investment  advisor  for the  Fund  and is  responsible  for  managing  the investment of the Fund's  portfolio of securities.  As investment  advisor,  the firm identifies  companies for investment,  determines when securities should be purchased  or sold by the Fund,  and  selects  brokers  or  dealers  to  execute transactions for the Fund's portfolio.

     Barrett Associates,  a subsidiary of Legg Mason, Inc., Baltimore, MD, since
February 5, 2001, was founded in 1937 and currently manages  approximately $1.34 billion of client  assets,  of which  approximately  $1 billion is  invested  in
equity  securities.   The  firm  has  approximately  500  client  relationships,
including  families,   individuals,   foundations  and  other  organizations  or
entities.  Many of the client  relationships are in their third generation.  The
Fund  was  organized  in  order  to  provide  investors  with  a  cost-efficient
opportunity  to  invest  according  to  Barrett  Associates'   long-term  equity
investing  philosophy of "Growth at a Reasonable  Price," without being required to maintain a large account balance.

     Barrett Associates uses a team approach for security selection and decision making. The eight members of the portfolio  management team, which is led by the firm's  Director of Research,  Robert J.  Voccola,  average over twenty years of investment  management  experience  per person and have a significant  ownership interest  in the  firm.  The  following  are the names  and  backgrounds  of the portfolio managers.

John D. Barrett II
Chairman and Chief Executive Officer
A graduate of Yale  University,  Mr. Barrett  received his M.B.A.  from New York
University,  and has over thirty years of experience in investment  research and management.  Mr. Barrett became a controlling  stockholder of Barrett Associates in 1970. Prior to joining Barrett  Associates,  he was a partner at Clark, Dodge
& Co. Mr. Barrett is responsible  for portfolio  management and firm policy, as well as for servicing many client relationships. Mr. Barrett also serves as a
Director of various Morgan Stanley mutual funds.

Robert E. Harvey,  C.F.A.
President and Chief Operating Officer
Mr.  Harvey  graduated  from  Bowdoin  College,  received  an  M.B.A.  from  the
University of Virginia, and has over twenty-four years of investment experience.
From 1976  until  1991,  he served as an  officer  and a  Managing  Director  at
Scudder,  Stevens and Clark where he was the  portfolio  manager for the Scudder
Growth and Income Fund and the AARP Growth and Income Fund. Mr. Harvey served as
Director of U.S.  Equities at Bessemer  Trust from 1991 until 1993.  Mr.  Harvey joined  Barrett  Associates  in  1994,  and is  currently  responsible  for firm management, portfolio management, new services and marketing.

James R. Rutherford
Managing Director
Mr.  Rutherford  graduated  from Miami  University of Ohio and pursued  graduate studies  at New York  University.  He has over  thirty  years of  experience  in investment research and management. Prior to joining Barrett Associates in 1973,
Mr.  Rutherford was a Portfolio  Manager at  Manufacturers  Hanover Trust and at
Clark,  Dodge & Co. Mr. Rutherford serves as a portfolio manager and analyst and specializes in research  concerning the financial  services,  basic industry and consumer products sectors.

Robert J.  Voccola,  C.F.A.
Director of Research and  Managing  Director
A graduate of Lehigh  University,  Mr. Voccola received an M.B.A.  from Columbia
University Graduate School of Business,  and has over thirty years of investment experience.  Prior to joining  Barrett  Associates  in 1987,  Mr.  Voccola was a
Securities  Analyst at Clark, Dodge & Co. and Director of Individual Account
Management at Bernstein-Macaulay. Mr. Voccola is Barrett Associates' Director of
Research,  and a  portfolio  manager and  analyst  specializing  in the areas of technology, telecommunications and information services.

Larry W. Seibert,  C.F.A.
Managing  Director
Mr. Seibert is a graduate of Columbia  University  and received his M.B.A.  from
New York  University.  Prior to joining Barrett  Associates,  Mr. Seibert served from  1990 to 1998 as a  Technology  Analyst  and  Portfolio  Manager  at Avatar
Associates,  Inc., where he co-managed $3.3 billion of the firm's private client and  institutional  assets.  Mr.  Seibert began his career as an auditor at KPMG
Peat Marwick in 1984, and later was a financial  analyst at Goldman  Sachs.  Mr.
Seibert is a  portfolio  manager  and a member of Barrett  Associates'  research team, specializing in technology, media and telecommunications companies.

Peter H. Shriver, C.F.A.
Managing Director
Mr.  Shriver is a graduate of Drake  University and received his M.B.A. from New
York  University.  Shriver  joined  Barrett  Associates  in  1989  and  provides portfolio  management  and  securities  research  in  the  healthcare,  consumer products  &  services,  information  services,  financial and  international sectors.  Immediately prior to joining Barrett Associates, Mr. Shriver served as a  Securities  Analyst  at  Peter  B.  Cannell  and Co.  and was a  Mergers  and
Acquisition Specialist at Henry Ansbacher from 1986 until 1989.

Peter J. McCarthy,  C.F.A.
Managing Director
Mr. McCarthy is a graduate of C.W. Post College and received an M.B.A. from Long
Island University.  Prior to joining Barrett Associates, Mr. McCarthy was Senior
Vice President at Mitchell Hutchins Asset  Management,  where he was responsible for all institutional equity and balanced  portfolios,  client relationships and research. At Valenzuela Capital Management from 1993-1996, he contributed to the growth of assets  from $400  million  to $1.1  billion.  From 1985 to 1993,  Mr.
McCarthy served as Vice President and Portfolio Manager overseeing $2 billion of equity  and  balanced  portfolios  at Lazard  Freres.  Beginning  his  portfolio management career at  Bernstein-Macaulay in 1975, Mr. McCarthy was also Director of Research.

Christina  Bater,  C.F.P.
Managing  Director
Ms. Bater joined Barrett Associates in 1984 after graduating from the University of Buffalo. She served as a Portfolio  Administrator,  Trader and Client Service
Specialist   until  1992,  at  which  time  she  assumed   securities   research
responsibilities.  Ms. Bater currently is responsible for portfolio  management, as well as research of  companies  in the energy,  retailing  and  distribution, media and basic industry sectors.

     The Fund pays Barrett Associates a monthly  investment  advisory fee at the annual rate of 1.00% of the Fund's  average daily net assets.  However,  Barrett
Associates has  contractually  agreed through October 31, 2002 to waive all or a portion of the advisory  fee, or to assume as its own expense  certain  expenses otherwise  payable  by the  Fund in  order  to limit  the  Fund's  total  annual operating  expenses to 1.25%.  After October 31, 2002,  Barrett  Associates  may
determine to continue to control Fund operating  expenses under a contractual or voluntary  arrangement,  or it may end the  arrangement.  When the Fund's assets grow to a point where fee waivers are no longer  necessary,  Barrett  Associates may seek to recoup amounts it waived.  Barrett Associates shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived.

                        Advisor's Investment Performance

     The tables below show the annual returns and long-term  performance  record established by Barrett  Associates  while managing client accounts  according to the same investment goal and strategies as those used for the Fund.  Please note that the performance  results shown are those of the investment  advisor and not the  investment  results of the Fund. The results are not intended to predict or suggest  the return to be  experienced  by the Fund or the return an  individual investor might achieve by investing in the Fund.

     The Fund's results may be different from the composite  performance figures shown because of, among other  things,  differences  in fees and  expenses.  The composite  performance  figures  reflect the  deduction of all advisory fees and trading  costs,  but do not  reflect  custody  fees,  which are paid by  clients directly.  The overall  expenses of the advisor's  client accounts are generally
lower  than  those  experienced  by  Fund  shareholders  and,   therefore,   the
performance of the Fund generally would be lower. The Fund's results also may be different  because  private  accounts  are not  subject  to  certain  investment limitations,  diversification  requirements, and other  restrictions  imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code,
which,  if  applicable,  could have  adversely  affected the  performance of the client accounts.

                   Barrett Associates Equity Growth Composite1

                1993                                     -0.29%
                1994                                      0.91%
                1995                                     34.25%
                1996                                     31.93%
                1997                                     31.53%
                1998                                     26.67%
                1999                                     30.83%
                2000                                     -7.79%
                For the 9 months ended 9/30/01          -28.51%

          1 The Barrett  Associates  Equity  Growth  Composite  is an  unaudited composite made up of all fully  discretionary  "equity growth"  accounts of
     $300,000  or more,  reflects  the  reinvestment  of all  capital  gains and dividends,  and also reflects the deduction of all investment  advisory and brokerage  fees. All figures are equity only total return and the composite is  capitalization-weighted  by account.  Individual account performance is calculated on the average  capital base. This  methodology  means that each change in  capital  for an  account  during the time  period  (monthly)  is multiplied  by the ratio of days  remaining  to the total  days in the time period.  The sum of the  average  changes  in  capital is then added to the beginning  market  value  to give  the  average  capital  base for the time period.  This methodology differs from the standard SEC method that is used to calculate returns for mutual funds.

              Average Annual Total Returns as of September 30, 2001
                                                                                Since
                                                                              Inception
                                              1 Year     3 Years    5 Years  on 12/31/92
  Barrett Associates Equity Growth Composite  -35.16%     1.21%      8.97%     11.35%
  Lipper Large-Cap Growth Funds Index1        -45.68%    -3.05%      5.73%      9.68%
  S&P(R)500 Index2                            -26.63%     2.03%     10.22%     12.64%

          1 The  Lipper  Large-Cap  Growth  Funds  Index is an  equally-weighted performance  index,  adjusted for capital  gains  distributions  and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper Analytical New Applications.

          2 The S&P(R)500 Index is a  capitalization-weighted  index of five hundred  large  capitalization  stocks,  which is designed to measure broad domestic  securities  markets.  The performance of the S&P(R)500  Index reflects the  reinvestment  of dividends  and capital  gains,  but does not reflect the deduction of any investment advisory fees.

               Additional Information About the Fund's Investments

     The Fund's investment  objective is long-term capital  appreciation and the maximization of after-tax returns.  This objective may be changed or modified in the  future  by action  of the  Fund's  Board of  Trustees  without  shareholder approval. However, shareholders would receive advance written notice of any such change.

     Types of Investments.  The Fund invests primarily in common stocks of large and mid-sized  U.S.  companies,  as well as securities of companies that operate globally,  provided their shares are traded on U.S. stock exchanges. It also may purchase securities with an equity component, such as preferred stock, warrants, rights or other  securities that are convertible into or exchangeable for shares of common  stock.  The Fund may  invest up to 25% of its net  assets in  foreign investments,  and will  normally make such  investments  through the purchase of
American  Depository  Receipts (ADRs). ADRs are receipts issued by U.S. banks or trust companies representing ownership interests of securities issued by foreign companies.

     From time to time,  the Fund may  purchase  options,  futures  contracts or other  instruments  (such as  depository  receipts)  that relate to a particular stock index.  These  investments allow the Fund to quickly invest excess cash in order to gain  exposure to the markets  until the Fund can  purchase  individual stocks.  For  example,  the  Fund may  purchase  Standard  &  Poor's  Depository
Receipts(R),  which  are  receipts  representing  an  ownership  interest  in  a portfolio of the stocks that make up the S&P(R)500 Index.

     The Fund normally intends to remain substantially invested in common stocks and other equity securities.  However, the Fund may invest in high quality money market  instruments  during  times when excess cash is generated or when cash is held pending investment in suitable growth stocks. Such money market investments
include  short-term  obligations  of  the  U.S.  Government,   its  agencies  or
instrumentalities,  bank obligations, commercial paper, repurchase agreements or money market mutual funds.  Tax-exempt  money market  instruments may be used to minimize the taxable income generated from cash management  investing.  The Fund has authority to invest up to 100% of its assets in such short-term money market instruments  for  temporary  or  defensive  purposes  in  response to extreme or adverse market,  economic or other conditions.  Under these  circumstances,  the
Fund  may  be  unable  to  pursue  its  investment  goal  of  long-term  capital appreciation.

     Stock  Selection  Process.  The investment  advisor  identifies  stocks for investment using its own research and analysis  techniques,  and supplements its internal  research with the research and analysis of major U.S.  investment  and brokerage  firms.  When  analyzing a  company's  growth  prospects,  the advisor considers  the growth in a company's  market  share and unit  sales,  as well as growth in overall revenues and earnings per share. The investment advisor uses a proprietary  database  containing  detailed financial  information of over 6,000 companies to analyze  comparative growth rates, and looks for companies that are growing  substantially  faster  than  their  peers in the same  industries.  The advisor also analyzes the fundamental  financial strength of such companies,  as evidenced by their debt burden or ability to generate  excess cash,  in order to determine whether the company's growth rate can be sustained over time.

     Once  the  Fund  identifies  a high  quality  growth  company,  it seeks to purchase the company's stock at reasonable prices.  Using fundamental  financial statement  analysis,  the advisor compares a company's  price-to-earnings  ratio with its growth rate,  in order to evaluate  the price of the stock  relative to
its   future   earnings.    The   advisor   generally   seeks   companies   with
price-to-earnings  multiples as low as one times the company's growth rate. When deciding  between two high quality growth  companies,  the advisor will normally choose the company that has a lower ratio of  price-to-earnings  compared to its growth  rate.  This  approach is designed to allow the Fund to pay a lower price for the future  earnings  stream of one company  versus  another  company with a
similar   earnings   stream.   The  Fund  may   purchase   stocks   with  higher
price-to-earnings  ratios  relative to their growth  rates if market  conditions reflect generally higher stock prices.  The Fund seeks to reduce its exposure to risk by avoiding very small  companies  (those with less than $1 billion  market capitalization),  companies  that have no current  earnings,  and companies that carry excessive debt burdens.

     The Fund has a long-term investment outlook. It generally undertakes a "buy and  hold"  investment  strategy  to  reduce  portfolio  turnover  and  maximize after-tax returns.  When the advisor  anticipates that individual stocks will be sold, it attempts to manage the liquidation  process to take advantage of longer holding  periods  for  favorable  capital  gains tax rates in order to  optimize after-tax return to Fund shareholders.

                                Purchasing Shares

     You may purchase  shares of the Fund  without any sales  charge  through an investment  advisor,  financial  planner,  broker,  dealer  or other  investment professional.  Shares are also available through "fund  supermarkets" or similar programs  that  offer  access to a broad  array of  mutual  funds.  A  completed application  must be submitted  to the Fund,  along with payment of the purchase price by check or wire. The Fund reserves the right to reject any purchase order
or  to  suspend  the  offering  of  its  shares.   Please  note  that   purchase
instructions,  mailing  addresses  and  telephone  numbers  are set forth in the
Account  Instructions chart included on page 12 of this Prospectus as well as in the Fund's Shareholder  Application.  Please call toll-free  1-877-363-6333 with any questions.

     Minimum   Investments.   The  minimum  initial  investment  is  $2,500  and
additional   investments  must  total  at  least  $1,000.  The  minimum  initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs)
and there is no minimum for subsequent investments.  The Fund also may change or waive its policies concerning minimum investment amounts at any time.

     Purchase Price.  You may buy shares at the Fund's net asset value per share
(NAV),  which is  calculated  as of the  close of the New  York  Stock  Exchange
(usually 4:00 P.M. eastern time) every day the exchange is open. Your order will be priced at the next NAV  calculated  after your order is accepted by the Fund.
The Fund has certain  limited  arrangements  that permit third parties to accept orders  on the  Fund's  behalf, so that  investors  can  receive  the  NAV  next calculated after the order is accepted by the third party.

     The NAV is  determined  by  dividing  the  value  of the  Fund's  portfolio securities,  cash and other assets,  minus all expenses and liabilities,  by the number of shares outstanding. The Fund's securities are valued each day at their market value,  which usually means the last quoted sale price on the  security's principal  exchange on that day. If market quotations are not readily available, securities will be priced at their fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. The Fund may use independent pricing services to assist in calculating the NAV.

     In-Kind  Purchases.  The Fund may permit  investors  to purchase  shares by transferring  securities to the Fund that meet the Fund's  investment  objective and policies.  Securities transferred to the Fund will be valued in the same way that  securities in the Fund's  portfolio are valued for purposes of calculating its NAV. Such in-kind purchases generally are taxable transactions to investors.

                                 Selling Shares

     You may sell your  shares at any time.  The sale price will be the next NAV calculated  after your order is accepted  by the Fund's  transfer  agent,  or by certain third parties who are  authorized to accept  redemption  requests on the
Fund's behalf. No fees are imposed by the Fund when shares are sold. Please note that selling instructions, mailing addresses and telephone numbers are set forth in the Account  Instructions  chart on page 12 of this  Prospectus as well as in the Fund's Shareholder  Application.  Please call toll-free  1-877-363-6333 with any questions.

     How To Sell. You may sell your shares by giving  instructions to the Fund's transfer agent by mail or by telephone. In order to sell by telephone,  you will need to elect the telephone  redemption  option on the Shareholder  Application.
The  Fund  will  use   reasonable   procedures  to  confirm  that   instructions
communicated by telephone are genuine and, if the procedures are followed,  will not be  liable  for any  losses  due to  unauthorized  or  fraudulent  telephone transactions.  During times of drastic economic or market changes, the telephone redemption  privilege  may be difficult to implement  and the Fund  reserves the right to suspend this privilege.

     Certain written requests to sell shares require a signature guarantee.  For example,  a signature  guarantee  may be required if you sell a large  amount of shares,  if your address of record on the account  application  has been changed within the last 30 days,  or if you ask that the proceeds be sent to a different person or address.  A signature  guarantee  is used to help  protect you and the
Fund from  fraud.  You can  obtain a  signature  guarantee  from most  banks and securities dealers, but not from a notary public.  Please call the Fund to learn if a  signature  guarantee  is  needed  or to make  sure  that  it is  completed appropriately in order to avoid any processing delays.

     Sale  Proceeds.  The Fund is responsible  for  processing  requests to sell shares on a timely  basis.  Checks are normally  mailed or proceeds are wired on the next day after receipt and acceptance of selling  instructions  (if received before the close of regular  trading on the NYSE).  In no event will proceeds be mailed or wired later than 7 days  following  such  receipt and  acceptance  (or earlier if required by  applicable  law). If the shares being sold have recently been  purchased  by  check,  the Fund  reserves  the  right not to make the sale proceeds  available  until  it  reasonably  believes  that  the  check  has been collected. This process could take up to 10 business days.

     Sale  proceeds  may be  wired to your  predesignated  bank  account  at any commercial  bank in the  United  States if the  amount  is  $1,000 or more.  The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or to your account address of record if the address has been established for a minimum of 60 days.

     General  Policies.  The Fund also  reserves the right to make a "redemption in-kind"  if the  amount  you are  redeeming  is large  enough  to  affect  Fund operations or if the redemption  would otherwise  disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount  represents more than 1% of the
Fund's assets. When the Fund makes a "redemption  in-kind" it pays the redeeming shareholder in portfolio  securities rather than cash. A redemption in-kind is a taxable transaction to the redeeming  shareholder.  In addition, if your account balance  falls below $1,000 for reasons  other than stock market  movement,  the
Fund may request that you  increase  your  balance.  If it is still below $1,000 after 60 days,  the Fund may  automatically  close your account and send you the proceeds.

                                 Account Options

     Automatic Investment Plan: Shareholders who wish to make regular additional investments (monthly, bi-monthly, quarterly or yearly) in amounts of $50 or more to an existing  Fund account may do so through the Fund's  Automatic  Investment
Plan.  Under this Plan,  your  designated  bank or other  financial  institution debits a  pre-authorized  amount from your checking account on a business day of your  choosing and applies the amount to the  purchase of Fund shares.  The Fund can accommodate up to four investments per month as long as there are seven days between  investments.  The Fund does not charge a fee for  participating  in the
Automatic  Investment Plan. However, the Fund's transfer agent will charge a $25 service fee against your Fund account for any purchase under this Plan that does not  clear due to  insufficient  funds  or,  if prior to  notifying  the Fund or transfer  agent in writing or by telephone of your  intention to terminate  your participation in this Plan, you close your bank account or in any manner prevent withdrawal of funds from your designated bank account. To use this service,  you must authorize the transfer of funds by completing the Automatic Investment Plan
Application, which may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

     Exchange  Privileges:  You may  exchange all or a portion of your shares in the Fund for shares of either  the  Firstar  Money  Market  Fund or the  Firstar
Tax-Exempt  Money Market Fund. The shareholders of these funds also may exchange into the Fund.  Once the Fund  receives  and  accepts an exchange  request,  the purchase or redemption of shares will be effected at the Fund's next  determined
NAV.

     Systematic  Withdrawal  Plan:  Shareholders may elect to participate in the
Fund's Systematic Withdrawal Plan. By making this election,  you can arrange for automatic  withdrawals from your Fund account into a pre-authorized bank account according  to the  schedule  you select,  which may be on a monthly  basis or in certain  designated  months. The Fund does not charge a fee for participating in the Systematic  Withdrawal Plan. The Systematic Withdrawal Plan option may be in any amount you select,  subject to a $100  minimum.  To begin  distributions,  a shareholder  must have a Fund  account  valued  at  $10,000  or more.  Normally, shareholders should not make automatic  investments in the Fund at the same time
they  are  receiving   systematic   withdrawals   from  the  Fund  because  such
shareholders could realize capital gains on the systematic  withdrawals from the
Fund  while  they  are  automatically  investing  in the  Fund.  The  Systematic
Withdrawal Plan may be terminated at any time by written notice.

     Please call the Fund  toll-free at  1-877-363-6333  regarding  any of these account  options.  Please  see  the  chart  on page  12 for  additional  account instructions.

                              Retirement Investing

     You may purchase Fund shares for use in all types of tax-deferred qualified
retirement    plans   such   as   Individual    Retirement    Accounts   (IRAs),
employer-sponsored  retirement plans (including 401(k) Plans), and tax-sheltered custodial  accounts  described in Section  403(b) of the Internal  Revenue Code.
Distributions  of net investment  income and capital gains will be automatically reinvested in the Fund through such plans or accounts.  Special applications are required  for  certain of these  plans or  accounts,  which can be  obtained  by calling  the  Fund.  The  following  is a brief  description  of the  retirement investing options.

     Individual Retirement Accounts (IRAs): If you are not an active participant
(and, if a joint return is filed,  your spouse is not an active  participant) in an  employer-sponsored  retirement plan, or if you have an adjusted gross income within  certain  specified  limits,  you  are  eligible  to  make  a  deductible contribution  to an  IRA  account.  If  you  are  not  eligible  for  deductible contributions, you may still make nondeductible IRA contributions. Distributions from qualified  retirement  plans may be rolled over into an IRA account holding
Fund shares. You can continue to defer Federal income taxes on your IRA account,
your  rollover  contribution,   and  on  any  income  that  is  earned  on  that
contribution.

     Firstar Bank,  N.A.  makes its services as an IRA  Custodian  available for each  shareholder  account that is  established  as an IRA. For these  services,
Firstar  receives an annual fee of $12.50 per account (maximum $25.00 per social security number),  which is paid directly to Firstar by the IRA shareholder.  If the  annual  fee is not paid by the date due,  shares  of the Fund  owned by the shareholder in the IRA account will be automatically sold to pay the annual fee.
Firstar may, in its discretion,  hold any initial contribution  uninvested until the expiration of the seven-day  revocation period.  Firstar does not anticipate that it will exercise its discretion but reserves the right to do so.

     Traditional IRA: In a Traditional  IRA, amounts  contributed to the IRA may be tax  deductible  at the time of  contribution  depending  on your  income and whether  you are an "active  participant"  in an  employer-sponsored  retirement
plan.   Amounts   invested  are  permitted  to  grow  tax-free  until  they  are distributed,  and then distributions will be taxed except to the extent that the distribution represents a return of your own contributions for which you did not claim a deduction. If you take distributions before age 59 1/2, or fail to begin
taking   distributions  after  age  70  1/2,  you  may  experience  adverse  tax consequences.

     Roth  IRA:  In a Roth  IRA,  amounts  contributed  to the  IRA  are not tax deductible at the time of  contribution.  Amounts invested are permitted to grow tax-free and distributions  from the IRA are not subject to tax if you have held the IRA for certain minimum periods of time (generally, until age 59 1/2).

     Education IRA: In an Education IRA,  nondeductible  contributions  of up to
$500 per year per child are permitted to grow  tax-free.  Distributions  used to pay for post-secondary educational expenses are not subject to tax.

     Simplified  Employee Pension Plan (SEP): A special IRA program is available for  employers  under which the  employers  may establish IRA accounts for their employees in lieu of  establishing  tax  qualified  retirement  plans.  Known as
SEP-IRA's,  they free the employer of many of the recordkeeping  requirements of establishing and maintaining a tax qualified retirement plan trust.

     Simple  IRA:  An IRA may  also be used in  connection  with a  SIMPLE  Plan established  by employers  (or by a  self-employed  individual).  Under a SIMPLE
Plan, you may elect to have your employer make salary reduction contributions on your behalf,  and the employer  must either  match those  contributions  or make non-elective contributions for all eligible participants whether or not they are making salary reduction contributions. A number of special rules apply to SIMPLE
Plans, including the following: (1) a SIMPLE Plan generally is available only to employers with no more than 100  employees;  (2)  contributions  must be made on behalf of all employees of the employer  (other than  bargaining unit employees)
who satisfy certain minimum  participation  requirements;  (3) contributions are made to a special  SIMPLE IRA that is separate  and apart from the other IRAs of employees;  (4) the  distribution  penalty  tax  (if  otherwise  applicable)  is increased to 25% on withdrawals during the first two years of participation in a
SIMPLE  IRA;  and  (5)  amounts   withdrawn   during  the  first  two  years  of
participation  may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA).

     403(b)  Plans:  The Fund's  shares are also  available  for use by schools, hospitals,  and certain other tax-exempt  organizations or associations who wish to use shares of the Fund as a funding  medium for a  retirement  plan for their employees.  Contributions  are made to the  403(b)  Plan as a  reduction  to the employee's regular compensation.  Such contributions,  to the extent they do not exceed applicable  limitations  (including a generally applicable  limitation of
$10,000 per year),  are  excludable  from the gross  income of the  employee for
Federal income tax purposes.

     401(k)  Plans and other  Qualified  Pension or  Profit-Sharing  Plans:  The
Fund's  shares may be used for  investment by either  self-employed  individuals
(sole  proprietorships  and partnerships) or corporations who wish to use shares of the Fund as a  funding  medium  for  retirement  plans  qualified  under  the
Internal  Revenue  Code.  Such plans  often  allow  employees  to make  elective tax-deferred  contributions out of their salaries, which may be matched by their employers up to certain  percentages  based on the  employee's  pre-contribution earned  income.  In  addition to such  contributions,  or in lieu  thereof,  the employer may make  non-elective  contributions for employees whether or not they are making elective contributions. Please contact the Fund for information about establishing  a 401(k)  Plan for your  company  using the  Barrett  Growth  Fund together with Firstar Funds as investment options.

                              Account Instructions

              TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT                           TO SELL SHARES

Regular Account Minimum:  $2,500              Regular Account Minimum:  $1,000            All requests to sell shares from IRA
Retirement Account Minimum:  $1,000           Retirement Account Minimum:  None           accounts must be in writing.

                   In Writing                                  In Writing                                   In Writing
Complete the application.                     Complete the detachable investment slip     Write a letter of instruction that
                                              from your account statement, or if the      includes:
                                              slip is not available, include a note       - your name(s) and signature(s)
                                              specifying the Fund's name, your            - your account number
                                              account number and the name on the          - the Fund name
                                              account.                                    - the dollar amount you want to sell
                                                                                          Proceeds will be sent to the address of
                                                                                          record unless specified in the letter
                                                                                          and accompanied by a signature
Mail your application along with your                                                     guarantee.
check* made payable to "Barrett Growth        Mail the slip, along with your check*
Fund" to:                                     made payable to "Barrett Growth Fund"       Mail your letter to:
                                              to:
Firstar Mutual Fund Services, LLC
Third Floor
615 E. Michigan Street                        Firstar Mutual Fund Services, LLC           Firstar Mutual Fund Services, LLC
Milwaukee, Wisconsin  53202                   Third Floor                                 Third Floor
                                              615 E. Michigan Street                      615 E. Michigan Street
                                              Milwaukee, Wisconsin  53202                 Milwaukee, Wisconsin  53202
                 By Telephone**
If your bank is a member of Automated
Clearing House (ACH), your account can be                     By Telephone**                           By Telephone**
set up with the ACH feature.  Complete the    If you have not already completed the       When you are ready to sell shares, call
portion on the Shareholder Application        portion of the Shareholder Application      1-877-363-6333 and select how you would
related to telephone purchases.               related to telephone purchases, call        like to receive the proceeds:
                                              1-877-363-6333 to obtain an
                                              application.  After the request is          - Mail check to the address of record
                                              completed, call to request the amount to    - Wire funds to a domestic financial
                                              be transferred to your account.             institution
                                                                                          - Mail to a previously designated
                                                                                          alternate address
                                                                                          - Electronically transfer the funds via
                                                                                          ACH

                     By Wire                                      By Wire                                  By Wire
To obtain instructions for Federal Funds      To obtain instructions for Federal Funds    Be sure the Fund has your bank account
wire purchases for the Fund, please call      wire purchases for the Funds, please call   information on file.  Proceeds will be
Firstar at 1-877-363-6333.                    Firstar at 1-877-363-6333.                  wired to your bank.  There is a $15.00
                                                                                          wire fee charged for this service.

                  Automatically                                Automatically                               Automatically
Automatic Investment Plan- Indicate on your        For All Services - Call us to request a     Systematic Withdrawal Plan - Call us to
application which automatic service(s) you    form to add any automatic investing         request a form to add the plan.
want.  Complete and return your               service.  Complete and return the forms     Complete the form, specifying the
application with your investment.             along with any other required materials.    amount and frequency of withdrawals you
                                                                                          would like.  You must own shares in an
                                                                                          open account valued at $10,000 when you
                                                                                          first authorize the Systematic
                                                                                          Withdrawal Plan.

     * All checks  should be in U.S.  Dollars and drawn on U.S.  banks.  If your check is returned for any reason,  you may be charged for any resulting  fees or losses. Third-party checks will not be accepted.

     ** Unless you have instructed us otherwise, only one account owner needs to call  in  redemption  requests.  All  telephone  calls  are  recorded  for  your protection  and  reasonable  procedures  are taken to verify the identity of the caller  (such as  providing  your  account  number and  taxpayer  identification
number).   If  such  measures  are  followed  to  ensure  against   unauthorized
transactions,  neither the Fund, the Investment Advisor,  the Transfer Agent nor
the Distributor will be responsible for any losses. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by the telephone.  The Fund  reserves  the right to refuse a request to sell  shares by wire or telephone if it is believed  advisable to do so.  Procedures for selling shares of the Fund by wire or  telephone  may be modified or  terminated  at any time.

                           Marketing and Distribution

     The Fund's shares are offered through financial supermarkets and retirement plans, investment advisors and consultants, financial planners, brokers, dealers and  other  investment  professionals.  The  Fund's  principal  (i.e.,  primary)
underwriter and national  distributor is T.O.  Richardson  Securities,  Inc. The shares are offered and sold without any sales charges imposed by the Fund or its distributor.  Investment professionals who offer the Fund's shares are generally paid  separately  by their  individual  clients.  If you invest  through a third party,  the  policies  and fees may be  different  than those  described in this
Prospectus.  For  example,  third  parties  may charge  transaction  fees or set different minimum investment amounts.

     The Fund has adopted a  Distribution  Plan pursuant to Rule 12b-1 under the
Investment  Company Act of 1940.  Under this Plan,  the Fund will  reimburse the distributor  or  others  for  amounts  spent in  connection  with the  sales and distribution of its shares or for shareholder servicing activities. Distribution activities  include  the  preparation,  printing  and  mailing of  prospectuses, shareholder  reports  and sales  materials  for  marketing  purposes,  marketing activities, advertising and payments to brokers or others who sell shares of the
Fund.  Shareholder  servicing activities include ongoing maintenance and service of  shareholder  accounts  for  the  Fund,  responding  to  inquiries  regarding shareholder  accounts and acting as agent or intermediary  between  shareholders and the Fund or its service providers.  The maximum amount that the Fund may pay is 0.25% per year of the  average  daily net assets of the Fund.  Because  these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.  The Fund  currently  expects that the fees of the
Plan will  primarily be used to compensate the  distributor or the advisor,  and mutual fund  supermarkets or retirement plan  recordkeepers for their activities on behalf of the Fund and its shareholders.

     Firstar Mutual Fund  Services,  LLC serves as the  administrator,  transfer agent, and dividend  disbursing agent for the Fund. The Fund also may compensate other parties who provide transfer agency services in addition to those provided by Firstar Mutual Fund Services, LLC. Firstar Bank, N.A. serves as the custodian for the Fund.

                           Distributions and Taxation

     The Fund will distribute substantially all of the net investment income and net capital  gain that it has realized on the sale of  securities.  These income and gain  distributions  will  generally  be paid once each  year,  on or before
December  31st.  Distributions  will  automatically  be reinvested in additional shares of the Fund,  unless you elect to have the  distributions  paid to you in cash.  There are no sales charges or transaction  fees for reinvested  dividends and all shares will be purchased at NAV.

     Distributions  made by the Fund are taxable to most  investors  (unless the investment is through an IRA or qualified  retirement plan or account),  whether received in cash or additional  shares.  Income dividends and short-term capital gains are taxed as ordinary income.  Long-term  capital gains are taxed as such, regardless  of how long you own your  shares  of the  Fund.  The tax  status  of distributions  made to you, whether  ordinary income or long-term  capital gain, will be  detailed  in your annual tax  statement  from the Fund,  which you will receive in January.  Distributions declared in December, but paid in January are taxable as if they were paid in  December.  If the Fund  distributes  unrealized gains soon  after you  purchase  shares,  a portion  of your  investment  may be returned to you as a taxable distribution.

     By law,  the Fund  must  withhold  31% of your  taxable  distributions  and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

     A sale of Fund shares is a taxable  event and may result in a capital  gain or loss to you if you are subject to tax. For tax purposes,  an exchange of Fund shares  for  shares of either  the  Firstar  Money  Market  Fund or the  Firstar
Tax-Exempt  Money Market Fund is the same as a sale.  Non-U.S.  investors may be subject to U.S. withholding and estate tax. In addition,  distributions from the
Fund or gains from the sale or  exchange  of Fund shares may be subject to state or local taxes.

     Because  everyone's  tax  situation  is  unique,  always  consult  your tax professional about federal, state, local or foreign tax consequences.

                              Financial Highlights

     The  financial  highlights  table is  intended to help you  understand  the
Fund's  financial  performance for the fiscal year ended June 30, 2001.  Certain information reflects financial results for a single Fund share. The Total Return in the  table  represents  the rate that an  investor  would  have  earned on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  This  information  has been audited by KPMG LLP,  whose report, along with the Fund's  financial  statements, are included in the Fund's  Annual
Report to Shareholders, which is available upon request.

Per share data for a share of beneficial interest outstanding for the entire period and selected information for the period are as follows:

                                                Years Ended June 30,
                                                                         December 29,
                                                    2001       2000    1998(1) through
                                                                        June 30, 1999
NET ASSET VALUE
Beginning of Period                                 $14.06    $10.94      $10.00

OPERATIONS
    Net investment loss2                            (0.02)    (0.03)      (0.01)
    Net realized and unrealized gains on securities (3.62)      3.40        0.95
    Total from operations                           (3.64)      3.37        0.94

LESS DISTRIBUTIONS
    Distributions from capital gains                (0.07)    (0.25)       -----
                                                    (0.07)    (0.25)       -----
NET ASSET VALUE
    End of year                                     $10.35    $14.06      $10.94
Total Return                                      (25.90%)    30.92%      9.40%3

Net assets at end of period (000s omitted)         $15,493   $21,440      $9,752

RATIO OF EXPENSES TO AVERAGE NET ASSETS
       Before expense reimbursement                  2.27%     2.81%      5.22%4
       After expense reimbursement                   1.25%     1.25%      1.44%4

RATIO OF NET INVESTMENT LOSS TO
     AVERAGE NET ASSETS
       Before expense reimbursement                (1.36%)   (1.85%)    (4.02%)4
       After expense reimbursement                 (0.34%)   (0.29%)    (0.24%)4

    Portfolio turnover rate                            39%       35%         30%

1 Commencement of operations.
2 Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
3 Not annualized.
4 Annualized.

                              BARRETT GROWTH FUND
                     c/o Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202
                           Toll Free: (877) 363-6333

                               INVESTMENT ADVISOR
                            Barrett Associates, Inc.
                                565 Fifth Avenue
                               New York, NY 10017

                                   DISTRIBUTOR
                        T.O. Richardson Securities, Inc.
                               2 Bridgewater Road
                              Farmington, CT 06032

                        ADMINISTRATOR, FUND ACCOUNTANT &
                                 TRANSFER AGENT
                        Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                  LEGAL COUNSEL
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

                                    AUDITORS
                                    KPMG LLP
                              303 East Wacker Drive
                                Chicago, IL 60601

                             ADDITIONAL INFORMATION

     A Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual  reports to shareholders  contain additional  information about the Fund's  investments.  In the  Fund's  annual  report,  you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     You may obtain a free copy of these  documents  by  calling or writing  the
Fund as shown  above.  You also may call the  toll-free  number  shown  above to request  other  information  about  the  Fund  and  to  make  other  shareholder inquiries.  In addition,  you may review and copy the SAI and other  information about the Fund by visiting  the  Securities  and  Exchange  Commission's  Public
Reference  Room in  Washington,  DC or by  visiting  the EDGAR  Database  on the
Commission's  Internet site at  http://www.sec.gov.  Copies of this  information also may be  obtained,  upon  payment of a  duplicating  fee,  by writing to the
Public  Reference  Section of the  Commission,  Washington,  DC 20549-0102 or by
electronic  request  at  publicinfo@sec.gov.  You may  call  the  Commission  at
202-942-8090 for information about the operation of the public reference room.

SEC File No. 811-9035

                               BARRETT GROWTH FUND

                                THE BARRETT FUNDS
                                565 Fifth Avenue
                               New York, NY 10017
                                 (877) 363-6333

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated October 30, 2001

     This  Statement  of  Additional  Information  (SAI)  relates to the Barrett
Growth  Fund  which is a series of The  Barrett  Funds,  a  registered  open-end management investment company commonly known as a mutual fund. This SAI is not a
Prospectus  and should be read in  conjunction  with the Prospectus for the Fund dated October 30, 2001. The Prospectus may be obtained by writing or calling the
Fund at the address and number shown above.

GENERAL INFORMATION

     The Barrett  Growth Fund (the "Fund") is a series of The Barrett  Funds,  a business  trust  organized in the state of Delaware on  September  30, 1998 (the
"Trust").  The Trust is an open-end  management  investment  company  registered under the Investment  Company Act of 1940, as amended (the "1940 Act"), which is authorized  to  issue  multiple  series  and  classes  of  shares.  Each  series represents  interests  in a  separate  portfolio  of  investments.  The Trust is authorized to issue an unlimited  number of shares of beneficial  interest,  par value $0.001.  The Barrett Growth Fund is the first and only series of the Trust and is classified as a "diversified"  series as that term is defined in the 1940
Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

     The Fund's investment  objective is long-term capital  appreciation and the maximization  of after-tax  returns.  The Fund seeks to achieve its objective by investing  primarily in a  diversified  portfolio of common  stocks of large and mid-sized growth companies.  The Fund's investment objective is not fundamental, and therefore may be changed in the future by action of the Board of Trustees of the  Trust.  Shareholders  would  not be  asked  to  vote on any  change  in the investment objective, but would receive ample advance written notice of any such change.

     The Fund's Prospectus outlines the principal  investment  strategies of the
Fund.  The  following  discussion  of  investment   techniques  and  instruments
supplements  and should be read in conjunction  with the investment  information set  forth  in the  Fund's  Prospectus,  and  includes  some  information  about strategies that are not considered to be principal  investment  strategies.  The investment  practices  described  below,  except for the  discussion  of certain investment restrictions,  are not fundamental and may be changed by the Board of
Trustees  without  the  approval  of the  shareholders.  In  seeking to meet the investment  objective  of the  Fund,  the  Fund's  investment  advisor,  Barrett
Associates,  Inc. (the  "Advisor"),  may cause the Fund to invest in any type of security  whose  characteristics  are  consistent  with  the  Fund's  investment objective.  The securities in which the Fund may invest include those  described below.

Convertible Securities
----------------------

     Traditional  convertible  securities  include  corporate  bonds,  notes and preferred  stocks that may be converted into or exchanged for common stock,  and other  securities  that also provide an  opportunity  for equity  participation.
These securities are generally  convertible either at a stated price or a stated
rate  (that is,  for a  specific  number  of  shares  of  common  stock or other security).  As with other fixed income  securities,  the price of a  convertible security to some extent varies inversely with interest rates.  While providing a fixed-income  stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible  security  also  affords the  investor an  opportunity,  through its conversion  feature,  to participate in the capital  appreciation  of the common stock into which it is convertible. As the market price of the underlying common stock declines,  convertible  securities  tend to trade  increasingly on a yield basis and so may not experience  market value declines to the same extent as the underlying  common stock.  When the market price of the underlying  common stock increases,  the price of a convertible security tends to rise as a reflection of the value of the  underlying  common stock.  To obtain such a higher yield,  the
Fund may be  required to pay for a  convertible  security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible  security will  generally be held for as long as the
Advisor  anticipates such stock will provide the Fund with  opportunities  which are consistent with the Fund's investment objective and policies.

Warrants and Rights
-------------------

     The Fund may invest in warrants;  however,  not more than 10% of the Fund's total assets (at the time of purchase)  will be invested in warrants  other than warrants  acquired in units or attached to other  securities.  Warrants are pure speculation  in that they have no voting  rights,  pay no dividends  and have no rights with  respect to the assets of the  corporation  issuing  them.  Warrants basically are options to purchase  equity  securities at a specific  price valid for a  specific  period  of  time.  They  do  not  represent  ownership  of  the securities, but only the right to buy them. Warrants differ from call options in that  warrants are issued by the issuer of the security that may be purchased on their  exercise,  whereas call  options may be written or issued by anyone.  The prices  of  warrants  do not  necessarily  move  parallel  to the  prices of the
underlying   securities.   Rights  represent  a  preemptive  right  to  purchase
additional shares of stock at the time of new issuance,  before stock is offered to the general  public,  so that the  stockholder  can retain the same ownership percentage after the offering.

Illiquid Securities
-------------------

     The Fund may invest up to 15% of its net assets in illiquid securities. The term  "illiquid  securities"  for this purpose means  securities  that cannot be
disposed  of  within  seven  days  in  the   ordinary   course  of  business  at
approximately  the amount at which the Fund has valued the securities.  Illiquid securities  are  considered to include  generally,  among other things,  certain written over-the-counter  options,  securities or other liquid assets being used as cover for such options,  repurchase  agreements  with maturities in excess of seven days,  certain loan  participation  interests and other  securities  whose disposition is restricted under the federal securities laws. The Fund's illiquid investments may include privately placed securities which are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

Rule 144A Securities
--------------------

     The Fund may invest in securities  that are  restricted  as to resale,  but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the  registration  requirements of the 1933 Act. The
Board of  Trustees  of the Trust has  instructed  the  Advisor to  consider  the following  factors in determining  the liquidity of a security  purchased  under
Rule 144A:  () the frequency of trades and trading  volume for the security;  ()
whether at least three  dealers are willing to purchase or sell the security and the number of  potential  purchasers;  and () whether at least two  dealers  are making a market  in the  security  (the  method  of  soliciting  offers  and the mechanics of transfer).  Although having delegated the day-to-day functions, the
Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that  qualified  institutional  buyers  become,  for a time,  uninterested  in  purchasing  these  securities.  After the purchase of a security under Rule 144A, the Board of Trustees and the Advisor will continue to monitor the  liquidity of that security to ensure that the Fund has no more than
15% of its net assets in illiquid securities.

When Issued, Delayed Delivery Securities and Forward Commitments
----------------------------------------------------------------

     The Fund may enter into  forward  commitments  for the  purchase or sale of securities,  including on a "when issued" or "delayed  delivery" basis in excess of  customary  settlement  periods  for the type of security  involved.  In some cases,  a  forward  commitment  may be  conditioned  upon  the  occurrence  of a subsequent  event,  such as approval  and  consummation  of a merger,  corporate reorganization or debt  restructuring,  i.e., a when, as and if issued security.
When such  transactions  are  negotiated,  the price is fixed at the time of the commitment,  with payment and delivery  taking place in the future,  generally a month or more after the date of the  commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may  sell the  security  before  the  settlement  date if it is  deemed advisable.

     Securities  purchased  under a forward  commitment  are  subject  to market fluctuation,  and no interest  (or  dividends)  accrues to the Fund prior to the settlement  date.  The Fund will  segregate  with its  Custodian  cash or liquid highgrade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

American Depository Receipts
-----------------------------

     The Fund may make  foreign  investments  through the  purchase  and sale of sponsored  or  unsponsored  American  Depository  Receipts  ("ADRs").  ADRs  are
receipts  typically  issued  by a U.S.  bank or  trust  company  which  evidence ownership of underlying securities issued by a foreign corporation. The Fund may purchase ADRs whether they are "sponsored" or  "unsponsored."  "Sponsored"  ADRs are issued  jointly by the issuer of the  underlying  security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security.  Holders of unsponsored ADRs generally bear all the costs of such  facilities  and the depository of an  unsponsored  facility  frequently is under no obligation to distribute shareholder  communications  received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited  securities.  Therefore,  there may not be a correlation between  information  concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the  foreign  country of source  which will have the effect of  reducing  the income distributable to shareholders.

U.S. Government Securities
--------------------------

     U.S.  Government  securities are obligations of, or guaranteed by, the U.S.
Government,  its agencies or  instrumentalities.  The U.S.  Government  does not guarantee  the net  asset  value of the  Fund's  shares.  Some  U.S.  Government securities,  such as Treasury bills, notes and bonds, and securities  guaranteed by the Government National Mortgage Association  ("GNMA"),  are supported by the full faith and credit of the United States; others, such as those of the Federal
Home Loan  Banks,  are  supported  by the right of the issuer to borrow from the
U.S.  Treasury;   others,  such  as  those  of  the  Federal  National  Mortgage
Association ("FNMA"),  are supported by the discretionary  authority of the U.S.
Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing  Association,  are supported only by the credit of the instrumentality.  U.S. Government securities include securities that have no coupons,  or have been stripped of their unmatured interest coupons,  individual interest  coupons from such securities that trade  separately,  and evidences of receipt of such  securities.  Such  securities  may pay no cash income,  and are purchased at a deep discount from their value at maturity.  Because  interest on zero coupon  securities is not distributed on a current basis but is, in effect, compounded,  zero coupon  securities  tend to be subject to greater  market risk than interest-payment  securities,  such as CATs and TIGRs, which are not issued by the  U.S.  Treasury,  and  therefore,  are not  U.S.  Government  securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

Bank Obligations
----------------

     Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance  is a time draft drawn on a commercial  bank by a borrower, usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.

Loans of Portfolio Securities
-----------------------------

     The Fund may lend its investment  securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales,  avoiding  failures to deliver  securities or completing  arbitrage operations. By lending its investment securities,  the Fund attempts to increase its income  through the receipt of interest on the loan. Any gain or loss in the market  price of the  securities  loaned that might occur during the term of the loan  would be for the  account  of the Fund.  The Fund may lend its  investment securities to qualified  brokers,  dealers,  domestic and foreign banks or other financial  institutions,  so long as the terms,  the structure and the aggregate amount  of such  loans are not  inconsistent  with the 1940 Act or the rules and regulations or  interpretations  of the Securities and Exchange  Commission (the
"SEC")  thereunder,  which  currently  require that: (a) the borrower pledge and maintain with the Fund collateral  consisting of cash, an irrevocable  letter of credit issued by a bank or securities  issued or guaranteed by the United States
Government  having a value at all  times  not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and
(d) the Fund  receives  reasonable  interest  on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term  investments).
All relevant  facts and  circumstances,  including the  creditworthiness  of the broker,  dealer or  institution,  will be  considered in making  decisions  with respect  to the  lending  of  securities,  subject  to  review  by the  Board of
Trustees.

     At the present time,  the staff of the SEC does not object if an investment company pays reasonable  negotiated fees in connection with loaned securities so long as such  fees are set  forth in a  written  contract  and  approved  by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

Repurchase Agreements
---------------------

     When the Fund enters into a repurchase  agreement,  it purchases securities from a bank or  broker-dealer  which  simultaneously  agrees to  repurchase  the securities at a mutually  agreed upon time and price,  thereby  determining  the yield during the term of the  agreement.  As a result,  a  repurchase  agreement provides a fixed rate of return  insulated from market  fluctuations  during the term of the agreement.  The term of a repurchase  agreement  generally is short, possibly  overnight  or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase  agreement having more than seven days remaining to maturity if, as a result,  such  agreement,  together with any other illiquid securities held by the Fund,  would exceed 15% of the value of the net assets of the Fund.

     In the event of  bankruptcy  or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connections  with the disposition of the collateral.  In such event,  instead of the contractual  fixed rate of return,  the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying  security and the accrued interest on the security.  Although the
Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations  following the failure of the seller to  perform,  the  ability  of the Fund to  recover  damages  from a  seller  in bankruptcy or otherwise in default would be reduced.

Reverse Repurchase Agreements
-----------------------------

     Reverse repurchase  agreements involve sales of portfolio securities of the
Fund to  member  banks of the  Federal  Reserve  System  or  securities  dealers believed creditworthy,  concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original  sales price plus interest.  The Fund retains record  ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction,  the Fund will segregate cash, U.S. Government securities,  equity securities and/or investment and  non-investment  grade debt  securities in an amount equal to the repurchase price. Any assets held in any segregated securities,  options,  futures, forward contracts or other  derivative  transactions  shall be liquid,  unencumbered and marked-to-market  daily  (any  such  assets  held in a  segregated  account  are referred to in this Statement of Additional Information as "Segregated Assets").

     A reverse  repurchase  agreement involves the risk that the market value of the  securities  retained  by the  Fund  may  decline  below  the  price  of the securities the Fund has sold but is obligated to repurchase under the agreement.
In the event the buyer of securities under a reverse repurchase  agreement files for  bankruptcy  or becomes  insolvent,  the Fund's use of the  proceeds  of the agreement may be restricted  pending a determination  by the other party, or its trustee or receiver,  whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings and as such, are subject to the same investment limitations.

Borrowing
---------

     The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate  redemptions subject to the fundamental  investment restriction described below under the heading  "Investment  Restrictions." The Fund will not borrow money in excess of 33 1/3% of the value of its total assets. The Fund has no intention of increasing its net income through borrowing.  Any borrowing will be done from a bank with the required  asset  coverage of at least 300%.  In the event  that such asset  coverage  shall at any time fall  below  300%,  the Fund shall,  within three days  thereafter (not including  weekends or holidays),  or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its  borrowings  to such an extent  that the  asset  coverage  of such borrowings shall be at least 300%.

Futures
-------

     The Fund may enter  into  contracts  for the  purchase  or sale for  future delivery of securities.  A purchase of a futures  contract means the acquisition of a  contractual  right to obtain  delivery  to the Fund of the  securities  or foreign  currency  called for by the  contract at a  specified  price and future date.  When the Fund enters into a futures  transaction,  it must deliver to the futures  commission  merchant  selected  by the Fund an  amount  referred  to as
"initial margin." This amount is maintained by the futures  commission  merchant in segregated  account at the custodian bank.  Thereafter,  a "variation margin"
may be paid by the  Fund  to,  or  drawn  by the  Fund  from,  such  account  in accordance  with controls set for such  accounts,  depending upon changes in the price of the underlying securities subject to the futures contract.

     The Fund may enter into futures  contracts and engage in options on futures to the extent that no more than 5% of the Fund's  assets are required as futures contract  margin  deposits  and  premiums  on  options,  and may  engage in such transactions to the extent that obligations relating to such futures and related options  on  futures  transactions  represent  not more  than 25% of the  Fund's assets.

     The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading
Commission for sale to customers in the United States, on foreign exchanges.  In addition,  the Fund may sell stock index futures in anticipation of, or during a market  decline  to attempt to offset  the  decrease  in market  value of common stocks that might otherwise result;  and the Fund may purchase such contracts in order to  offset  increases  in the cost of common  stocks  that it  intends  to purchase.  Unlike  other  futures  contracts,  a stock  index  futures  contract specifies  that no delivery of the actual  stocks  making up the index will take place.  Instead,  settlement  in cash must  occur  upon the  termination  of the contract.  While  futures  contracts  provide for the  delivery  of  securities, deliveries usually do not occur.  Contracts are generally terminated by entering into offsetting transactions.

     The Fund may enter into futures  contracts  to protect  against the adverse effects of fluctuations in security  prices,  interest or foreign exchange rates without  actually  buying or selling the  securities  or foreign  currency.  For example,  if interest rates are expected to increase,  the Fund might enter into futures  contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities  owned by the Fund. If interest  rates did increase,  the value of the debt  securities in the portfolio would decline,  but the value of the futures contracts to the Fund would increase at  approximately  the same rate,  thereby  keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates will decline,  futures  contracts may be purchased to hedge in  anticipation  of  subsequent  purchases of  securities at higher prices.  Since the fluctuations in the value of futures  contracts should be similar to those of debt  securities,  the Fund could take  advantage  of the anticipated rise in value of debt securities  without actually buying them until the  market  had  stabilized.  At that  time,  the  futures  contracts  could be liquidated and the Fund could then buy debt securities on the cash market.

     To the extent that market prices move in an unexpected direction,  the Fund may not achieve the anticipated  benefits of futures  contracts or may realize a loss. For example,  if the Fund is hedged against the possibility of an increase in interest rates which would  adversely  affect the price of securities held in its portfolio and interest rates decrease  instead,  the Fund would lose part or all of the  benefit of the  increased  value  which it has because it would have offsetting losses in its futures position. In addition,  in such situations,  if the Fund had  insufficient  cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not  necessarily,  be at increased  prices that reflect the rising market.  The Fund may be  required to sell  securities  at a time when it may be disadvantageous to do so.

Options
-------

     The Fund may invest in options that are listed on U.S.  exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options  positions and this may have an adverse  impact on the Fund's ability to effectively  hedge its  securities.  The Fund considers over-the-counter options to be illiquid.  Accordingly, the Fund will only invest in such options to the extent  consistent  with its 15% limit on  investments in illiquid  securities.  The Fund may  purchase  and write call or put  options on securities  but will  only  engage  in  option  strategies  for  non-speculative purposes.  In addition,  the Fund will only engage in option transactions (other than index  options) to the extent that no more than 25% of its total assets are subject to obligations relating to such options.

     Purchasing Call Options - The Fund may purchase call options on securities.
When the Fund purchases a call option,  in return for a premium paid by the Fund to the writer of the  option,  the Fund  obtains  the right to buy the  security underlying the option at a specified  exercise price at any time during the term of the option.  The writer of the call option has the  obligation to deliver the underlying  security  against  payment of the exercise  price.  The advantage of purchasing call options is that the Fund may alter portfolio characteristics and
modify  portfolio   maturities   without  incurring  the  cost  associated  with
transactions.

     The Fund may,  following  the  purchase  of a call  option,  liquidate  its position by  effecting  a closing  sale  transaction.  This is  accomplished  by selling an option of the same  series as the option  previously  purchased.  The
Fund will realize a profit from a closing sale transaction if the price received on the  transaction  is more than the premium paid to purchase the original call option.  The Fund will  realize a loss from a closing  sale  transaction  if the price received on the  transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing  transactions in particular options,  with the result that the Fund would have to exercise its options in order to realize  any profit and would  incur  brokerage  commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by the Fund may expire  without any value to the Fund,  in which event it would realize a capital loss which will be  short-term  unless the option was held for more than one year.

     Covered Call Writing - The Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is  appropriate  in seeking to achieve  the  Fund's  investment  objective.  The advantage  to the Fund of writing  covered  calls is that it  receives a premium which is additional  income.  However,  if the security rises in value, the Fund may not fully participate in the market appreciation.

     During  the  option  period for a covered  call  option,  the writer may be assigned an exercise notice by the  broker-dealer  through whom such call option was sold,  requiring  the  writer to deliver  the  underlying  security  against payment of the exercise price. This obligation is terminated upon the expiration of the  option  or upon  entering  a  closing  purchase  transaction.  A closing purchase transaction,  in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same security as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing  purchase  transactions  will  ordinarily  be effected to realize a profit on an  outstanding  call option,  to prevent an underlying  security from being  called,  to permit the sale of the  underlying  security or to enable the
Fund to write  another  call  option on the  underlying  security  with either a different  exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction  depending upon whether the net amount of the original  premium received on the call option is more or less than the cost of effecting the closing purchase  transaction.  Any loss incurred in a closing purchase  transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.
Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option  expires  unexercised,  the Fund will realize a short-term capital  gain in the amount of the  premium on the  option  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will  realize a gain or loss from the sale of the  underlying  security equal to the  difference  between the cost of the  underlying  security  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option less the commission paid.

     The Fund will write call options only on a covered basis,  which means that the Fund will own the underlying  security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the
Fund would be required to continue to hold a security  which it might  otherwise wish to sell or deliver a security it would want to hold.  The exercise price of a call option may be below,  equal to or above the current  market  value of the underlying security at the time the option is written.

     Purchasing Put Options - The Fund may purchase put options.  The Fund will, at all times  during which it holds a put option,  own the  security  covered by such option.

     A put  option  purchased  by the Fund gives it the right to sell one of its securities  for an  agreed  price up to an  agreed  date.  The Fund  intends  to purchase  put options in order to protect  against a decline in the market value of the  underlying  security  below the exercise price less the premium paid for the option  ("protective  puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in the portfolio without actually  selling the security.  If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such  option.  Such sale will result in a net gain or loss  depending on whether the  amount  received  on the sale is more or less  than the  premium  and other transaction costs paid on the put option which is sold.

     The  Fund  may  sell  a  put  option  purchased  on  individual   portfolio
securities.  Additionally,  the Fund may enter into closing sale transactions. A closing sale  transaction is one in which the Fund,  when it is the holder of an outstanding  option,  liquidates  its  position by selling an option of the same security as the option previously purchased.

     Writing  Put  Options - The Fund may also  write put  options  on a secured basis which means that the Fund will  maintain in a segregated  account with its custodian segregated assets in an amount not less than the exercise price of the option at all times during the option  period.  The amount of segregated  assets held in the  segregated  account  will be  adjusted  on a daily basis to reflect changes in the market value of the securities  covered by the put option written by the Fund.  Secured put options  will  generally  be written in  circumstances where the Advisor  wishes to purchase  the  underlying  security  for the Fund's portfolio  at a price lower than the current  market price of the  security.  In such  event,  the Fund would  write a secured  put option at an  exercise  price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.

     Following  the writing of a put option,  the Fund may wish to terminate the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same security as the option previously  written.  The Fund may not,  however,  effect such a closing  transaction  after it has been  notified of the  exercise of the option.

     Straddles  -  The  Fund  may  write  covered  straddles   consisting  of  a
combination  of a call and a put  written  on the same  underlying  security.  A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise  price of the call and put are the same, or the exercise price of the call is higher than that of the put.

Index Options
-------------

     The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale  transactions  for hedging  purposes.  The
Fund may purchase call options on broad market  indices to  temporarily  achieve market exposure when the Fund is not fully invested.  The Fund may also purchase exchange-listed  call options on particular  market  segment  indices to achieve temporary exposure to a specific industry.  The Fund may purchase put options on broad market  indices in order to protect its fully  invested  portfolio  from a general market decline.  Put options on market segments may be bought to protect the Fund from a decline in value of heavily  weighted  industries  in the Fund's portfolio.  Put  options  on stock  indices  may be used to  protect  the Fund's investments  in the case of a major  redemption.  While the option is open,  the
Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular  options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than
(in the case of a call) or lesser than (in the case of a put) the exercise price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in dollars times a specified multiple (the "multiplier").

Risks of Options
----------------

     The  purchase and writing of options  involves  certain  risks.  During the option  period,  the  covered  call writer has, in return for the premium on the option,  given  up the  opportunity  to  profit  from a  price  increase  in the underlying  securities above the exercise price,  but, as long as its obligation as a writer  continues,  has  retained  the risk of loss should the price of the underlying  security  decline.  The writer of an option has no control  over the time  when it may be  required  to  fulfill  its  obligation  as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing  purchase  transaction in order to terminate its obligation  under the option and must deliver the underlying  securities at the exercise  price.  If a put or call  option  purchased  by the  Fund is not sold  when it has  remaining value, and if the market price of the underlying security, in the case of a put, remains  equal to or greater than the exercise  price or, in the case of a call, remains less than or equal to the exercise price,  the Fund will lose its entire investment  in the  option.  Also,  where a put or call  option on a  particular security is purchased to hedge  against price  movements in a related  security, the price of the put or call  option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a  Fund  seeks  to  close  out  an  option  position.  Furthermore,  if  trading restrictions or suspensions are imposed on the options markets,  the Fund may be unable to close out a position.

     The  Fund's  purchases  of  options on  indices  will  subject  them to the following risks  described  below.  First,  because the value of an index option depends  upon  movements  in the level of the index  rather  than the price of a particular security,  whether the Fund will realize gain or loss on the purchase of an option on an index  depends  upon  movements in the level of prices in the market  generally or in an industry or market  segment  rather than movements in the price of a particular security.  Accordingly,  successful use by the Fund of options on indices is subject to the Advisors'  ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires  different skills and techniques than predicting  changes in the prices of individual securities.

     Second, index prices may be distorted if trading of a substantial number of securities  included in the index is interrupted  causing the trading of options on that index to be halted.  If a trading halt  occurred,  the Fund would not be able to close put options  which it had  purchased and the Fund may incur losses if the underlying  index moved adversely  before trading  resumed.  If a trading halt occurred and restrictions  prohibiting the exercise of options were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

     Third,  if the Fund holds an index  option and  exercises  it before  final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised  option to fall  "out-of-the-money,"  the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable  multiplier) to the assigned  writer.  Although the
Fund may be able to  minimize  this risk by  withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising the option  when the  index  level is close  to the  exercise  price,  it may not be possible to  eliminate  this risk  entirely  because the cutoff  times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Other Investments
-----------------

     The Board of Trustees  may, in the future,  authorize the Fund to invest in securities  other than those listed in this SAI and in the Prospectus,  provided such investments  would be consistent with the Fund's  investment  objective and that it would not violate any fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions:  The Fund has  adopted the following  fundamental  investment  restrictions which cannot be changed without the approval of a "majority of the outstanding  voting  securities" of the Fund.
Under the 1940 Act, a "majority of the outstanding  voting securities" of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund;  or (ii) 67% or more of the  voting  securities  of the fund  present at a meeting,  if the holders of more than 50% of the outstanding  voting  securities are present or represented by proxy, whichever is less.

     Concentration:  The Fund will not make  investments that will result in the concentration  (as that term may be  defined  in the 1940 Act,  any rule or order thereunder,  or U.S. Securities and Exchange Commission ("SEC") staff interpretation  thereof) of its  investments  in the  securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from  investing in  obligations  issued or guaranteed by the U.S. Government,  or its agencies or  instrumentalities.  The SEC staff currently takes the position that a fund  concentrates its investments in a particular  industry  if more  than 25% of its net  assets is  invested  in issuers within the industry.

     Senior  Securities  &  Borrowing:  The Fund may not  borrow  money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or
     SEC staff interpretation thereof, may permit.

     Underwriting:  The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions  involving the acquisition, disposition  or resale of its  portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of
     1933.

     Real Estate: The Fund may not purchase or sell real estate, unless acquired as a result of ownership of  securities or other  instruments  and provided that this  restriction  does not prevent the Fund from investing in issuers which invest,  deal or otherwise  engage in  transactions in real estate or interests  therein,  or  investing in  securities  that are secured by real estate or interests therein.

     Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of  securities or other  instruments  and provided that this  restriction  does not prevent the Fund from engaging in transactions  involving  futures contracts and options thereon or investing in securities that are secured by physical commodities.

     Lending:  The Fund may not make loans,  provided that this restriction does not  prevent  the Fund from  purchasing  debt  obligations,  entering  into
     repurchase   agreements,   loaning   its   assets  to   broker/dealers   or
     institutional  investors and investing in loans,  including assignments and participation interests.

Non-Fundamental  Policies  and  Restrictions:  In  addition  to the  fundamental investment  policies and  restrictions  described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions,  which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

     Other  Investment  Companies:  The Fund is  permitted  to  invest  in other
     investment  companies,   including  open-end,  closed-end  or  unregistered
     investment companies,  either within the percentage limits set forth in the
     1940  Act,  any  rule or  order  thereunder,  or SEC  staff  interpretation thereof,  or  without  regard to  percentage  limits in  connection  with a
     merger,   reorganization,   consolidation  or  other  similar  transaction.
     However,  the  Fund may not  operate  as a "fund of  funds"  which  invests primarily  in the shares of other  investment  companies  as  permitted  by
     Section  12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

     Illiquid  Securities:  The Fund  may not  invest  more  than 15% of its net assets in  securities  which it cannot  sell or dispose of in the  ordinary course of business  within seven days at  approximately  the value at which the Fund has valued the investment.

     In applying the Fund's fundamental policy concerning  concentration that is described above, it is a matter of non-fundamental  policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified  according to the end users of their  services,  for example, automobile  finance,  bank  finance and  diversified  finance  will each be considered a separate industry;  (ii) technology  companies will be divided according to their products and services, for example, hardware,  software, information services and outsourcing,  or telecommunications will each be a
     separate  industry;   (iii)  asset-backed  securities  will  be  classified
     according to the  underlying  assets  securing  such  securities;  and (iv)
     utility companies will be divided according to their services, for example, gas, gas  transmission,  electric and  telephone  will each be considered a separate industry.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

     The Fund has made certain limited arrangements that permit third parties to accept purchases and redemption  orders on the Fund's behalf.  Third parties may charge  transaction  fees  or  set  different  minimum  investment  amounts.  In addition,  third parties are  authorized to designate  other  intermediaries  to receive purchase and redemption orders on the Fund's behalf.

Purchasing Shares
-----------------

     You may purchase  shares of the Fund  without any sales  charge  through an investment  advisor,  financial  planner,  broker,  dealer  or other  investment professional  or through a fund  supermarket or retirement  plan.  Shares of the
Fund are offered on a continuous  basis by the  distributor.  Other  persons may receive compensation for their marketing and shareholder servicing activities in the form of 12b-1 fees payable by the Fund under its 12b-1 Plan.

     The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.  The minimum  initial  investment  is $2,500 and
additional   investments  must  total  at  least  $1,000.  The  minimum  initial investment for qualified retirement accounts is $1,000 ($500 for Education IRAs)
and there is no minimum for subsequent  investments in these accounts.  The Fund may also change or waive its policies  concerning  minimum investment amounts at any time. The Fund's  Transfer Agent  maintains all  shareholder  transaction(s)
records for the Fund.

     The  Fund  does  not  intend  to  issue  certificates  representing  shares purchased.  You will have the same  rights of  ownership  with  respect  to such shares as if certificates had been issued.

     You may buy shares at the Fund's net asset value per share (NAV),  which is calculated as of the close of the New York Stock Exchange ("NYSE") (usually 4:00
P.M.  eastern  time) every day the exchange is open. As of the date of this SAI, the Fund is informed that the NYSE observes the following  holidays:  New Year's
Day,  Martin Luther King Jr. Day,  Presidents'  Day, Good Friday,  Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The NAV is determined by dividing the value of the Fund's securities,  cash and other assets,  minus all expenses and  liabilities,  by the number of shares outstanding.  The Fund's  securities  are valued each day at their market value, which  usually  means the last  quoted  sale price on the  security's  principal exchange  on that  day.  Expenses  and fees of the Fund,  including  management, distribution  and  shareholder  servicing fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     Cash and receivables are valued at their  realizable  amounts.  Interest is recorded  as  accrued  and  dividends  are  recorded  on the  ex-dividend  date.
Portfolio  securities listed on a securities  exchange or on the NASDAQ National
Market System for which market  quotations  are readily  available are valued at the last  quoted  sale price of the day or, if there is no such  reported  sale, within the range of the most  recent  quoted  bid and ask  prices.  The  current market  value  of any  option  held by the Fund is its  last  sale  price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside  the bid and ask  prices,  options  are valued  within  the  range of the  current  closing  bid and ask  prices  if the valuation is believed to reflect the  contract's  market  value.  The value of a foreign  security  is  determined  as of the  close of  trading  on the  foreign exchange  on which it is traded or as of the  scheduled  close of trading on the
NYSE, if that is earlier. Generally, trading in corporate bonds, U.S. Government securities and money market  instruments is substantially  completed each day at various  times  before  the  scheduled  close of the  NYSE.  The  value of these securities  used in  computing  the NAV of each class is  determined  as of such time.

     When you buy  shares,  if you  submit a check or a draft  that is  returned unpaid to the Fund,  the Fund may impose a $25 charge  against  your account for each returned item. All checks,  drafts, wires and other payment mediums used to buy or sell shares of the Fund must be  denominated  in U.S.  dollars.  The Fund may, in our sole  discretion,  either (a) reject any order to buy or sell shares denominated  in any  other  currency  or  (b)  honor  the  transaction  or  make adjustments to your account for the  transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Selling Shares
--------------

     Shares  of the  Fund  may be  redeemed  on any  business  day that the Fund calculates  its NAV. The sale price will be the next NAV  calculated  after your order is accepted by the Fund's  transfer agent. No fees are imposed by the Fund when shares are sold.

     You may sell your  shares by giving  instructions  to the  Fund's  transfer agent by mail or by  telephone.  The  Fund  will use  reasonable  procedures  to confirm that  instructions  communicated  by  telephone  are genuine and, if the procedures are followed,  will not be liable for any losses due to  unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes,  the telephone  redemption  privilege may be difficult to implement and the Fund reserves the right to suspend this privilege.

     Certain written requests to sell shares require a signature guarantee.  For example, a signature  guarantee may be required if you sell shares worth $10,000 or more if your  address of record on the account  application  has been changed within the last 30 days,  or if you ask that the proceeds be sent to a different person or address.  A signature  guarantee  is used to help  protect you and the
Fund from  fraud.  You can  obtain a  signature  guarantee  from most  banks and securities  dealers,  but not from a notary public.  Signature  guarantees  must appear  together with the  signature(s)  of the registered  owner(s),  on: (1) a written  request for  redemption;  or (2) a separate  instrument of  assignment, which  should  specify the total  number of shares to be redeemed  (this  "stock power" may be obtained from the Fund or from most banks or stock brokers).

     If you sell shares through a securities dealer or investment  professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

     Delivery of the proceeds of a redemption  of shares  purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines  that the Custodian has  completed  collection of the purchase  check which may take up to 10 days. Also,  redemption  requests for accounts for which purchases  were made by wire may be delayed  until the Fund receives a completed application  for the  account.  The Board of  Trustees  may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock  Exchange  is  restricted  as  determined  by the SEC or such exchange  is closed for other than  weekends  and  holidays,  (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the
SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

     Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments  exceed  distributions  received from the
Fund.  This is  especially  likely to occur if there is a market  decline.  If a withdrawal amount exceeds the value of your account, your account will be closed and the  remaining  balance in your  account  will be sent to you.  Because  the amount  withdrawn  under the plan may be more than your actual  yield or income, part of the payment may be a return of your investment.

     If dividend  checks are returned to the Fund marked  "unable to forward" by the  postal  service,  we will  consider  this a request  by you to change  your dividend option to reinvest all  distributions.  The proceeds will be reinvested in additional shares at NAV until we receive new instructions.

     If mail is  returned  as  undeliverable  or we are  unable to locate you or verify your current mailing  address,  we may deduct the costs of any efforts to find you from your account.  These costs may include a percentage of the account when a search  company  charges a  percentage  fee in exchange  for its location services.

     Distribution  or redemption  checks sent to you do not earn interest or any other income  during the time the checks remain  uncashed.  Neither the Fund nor its  affiliates  will be liable for any loss caused by your failure to cash such checks.

     The Fund also  reserves  the right to make a  "redemption  in-kind"  if the amount you are  redeeming  is large enough to affect Fund  operations  or if the redemption  would otherwise  disrupt the Fund. For example,  the Fund may redeem shares in-kind if the amount represents more than 1% of the Fund's assets.  When the Fund makes a  "redemption  in-kind"  it pays the  redeeming  shareholder  in portfolio  securities  rather than cash.  If shares are  redeemed  in kind,  the redeeming  shareholder  may incur  brokerage  costs in converting  the assets to cash. The method of valuing  securities used to make redemptions in kind will be the same as the method of valuing  portfolio  securities  described above.  Such valuation will be made as of the same time the redemption price is determined.

     In  addition,  if your account  balance  falls below  $1,000,  the Fund may request that you  increase  your  balance.  If it is still below $1,000 after 60 days, the Fund may automatically close your account and send you the proceeds.

MANAGEMENT OF THE TRUST

Trustees and Officers
---------------------

     The  Trust is  governed  by a Board of  Trustees  that is  responsible  for protecting the interests of shareholders.  The Trustees are experienced business persons who meet throughout the year to oversee the Trust's  activities,  review contractual  arrangements  with companies that provide services to the Fund, and review  performance.  The names  and  business  addresses  of the  Trustees  and officers  of  the  Trust,  together  with  information  as  to  their  principal occupations  during  the past  five  years,  are  listed  below.  Mr.  Harvey is considered to be an "interested person" of the Advisor and the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of his position with the Advisor.

Name, Address             Position(s) Held      Principal Occupation(s)
and Age                   With Registrant       During the Past 5 Years
-------                   ---------------       -----------------------

John D. Barrett, II       Chairman and          Chief Executive Officer of
565 Fifth Avenue          Trustee Emeritus      Barrett Associates, Inc.;
New York, NY 10017                              Director of various mutual funds
Age 66                                          managed by Morgan Stanley Asset
                                                Management, Inc.; Trustee of the
                                                Trust since inception in 1998
                                                through December 2000.

Robert E. Harvey          President and        Trustee and President of the
565 Fifth Avenue          Trustee              Trust since its inception in
New York, NY 10017                             1998; President and Chief
Age 47                                         Operating Officer of Barrett
                                               Associates, Inc. since 1994;
                                               Director of The Ashforth Company
                                               (commercial real estate) since
                                               1988; previously, Director of
                                               U.S. Equities at Bessemer Trust
                                               from 1991 until 1993 and
                                               Managing Director at Scudder,
                                               Stevens and Clark from 1976
                                               until 1991.

Robert T. Hoffman         Trustee              Partner and Portfolio Manager of
Hoffman Capital Partners,                      Hoffman Capital Partners, LLC
LLC                                            (private investment fund
17 Hulfish Street                              manager) Princeton, NJ since
Princeton, NJ  08540                           2000; Member of the New Jersey
Age 42                                         State Investment Council from
                                               1990 to present; Managing
                                               Director and Portfolio Manager
                                               of the Scudder Growth and Income
                                               Fund and the AARP Growth and
                                               Income Fund at Scudder, Stevens
                                               and Clark, New York, NY from
                                               1990 to 2000.

Ronald E. Kfoury          Trustee              Independent Trustee of the Trust
Clockware, Inc.                                since its inception in 1998;
110 W. Iowa Avenue                             Chief Executive Office of
Sunnyvall, CA                                  Clockware, Inc. (software
Age 42                                         company) since November 2000;
                                               Managing Director, Analect,
                                               Limited (management consulting)
                                               from 1992 through 2000.

Edward M. Mazze, Ph.D.    Trustee              Independent Trustee of the Trust
The University of Rhode                        since January 2001; Dean,
Island                                         College of Business
College of Business                            Administration of the University
Administration                                 of Rhode Island since 1998;
7 Lippit Road                                  Director, Technitrol Inc. since
301 Ballentine Hall                            1985; Director, Washington Trust
Kingston, RI  02881                            Bancorp. Inc. since 2000;
Age 59                                         Honorary Board Member, Delaware
                                               Valley College of Science and
                                               Agriculture since 1997; Dean of
                                               the Belk College of Business
                                               Administration of The University
                                               of North Carolina at Charlotte
                                               from 1993 to 1998; Bankruptcy
                                               Trustee for the for the United
                                               States Bankruptcy Court for the
                                               Eastern District of Pennsylvania.

Robert J. Voccola         Vice President       Managing Director and Director
565 Fifth Avenue                               of Research of Barrett
New York, NY  10017                            Associates, Inc. since 1987.
Age 63

Larry W. Seibert          Vice President       Managing Director of Barrett
565 Fifth Avenue                               Associates, Inc. since 1998;
New York, NY 10017                             previously Technology Analyst
Age 39                                         and Portfolio Manager of Avatar
                                               Associates, Inc.

Peter J. McCarthy, CFA    Vice President       Managing Director of Barrett
565 Fifth Avenue                               Associates, Inc. since April
New York, NY  10017                            2001; Senior Vice-President,
Age 54                                         Mitchell Hutchins Asset
                                               Management from 1996 to 2001.

Peter H. Shriver          Vice President &     Managing Director of Barrett
565 Fifth Avenue          Treasurer            Associates, Inc. since 1989.
New York, NY  10017
Age 49

Paula J. Elliott          Secretary            Vice President of Barrett
565 Fifth Avenue                               Associates, Inc.
New York, NY 10017
Age 51

Christina A. Bater        Vice President       Managing Director of Barrett
565 Fifth Avenue                               Associates since October 2001;
New York, NY  10017                            previously Associate Managing
Age 39                                         Director of Barrett Associates,
                                               Inc. from 1995 to 2001.

James R. Rutherford       Trustee Emeritus     Managing Director of Barrett
565 Fifth Avenue                               Associates, Inc. since 1973.
New York, NY 10017
Age 68

Gerard E. Jones           Trustee Emeritus     Partner of the law firm of
43 Arch Street                                 Richards & O'Neil, LLP since
Greenwich, CT  06830                           1972; Director of four mutual
Age 63                                         funds managed by Morgan Stanley
                                               Asset Management, Inc.

Compensation of Trustees:
---------------------------

     The Trust does not compensate the Trustees who are officers or employees of the Advisor.  The independent Trustees receive a fee of $500 for each meeting of the Trustees that they attend in person or by telephone. Trustees are reimbursed for travel and other  out-of-pocket  expenses in connection with attendance with
Board meetings.  The Board holds regular  quarterly  meetings each year, and the
Trustees receive annual compensation from the Trust for serving on the Board and attending  such meetings.  The Trust does not offer any retirement  benefits for
Trustees.  During the fiscal year ended June 30,  2001,  there were four regular meetings and one special meeting of the Board of Trustees,  and the then current
Trustees received the following compensation from the Trust:+

                                                             Aggregate
                                                            Compensation
        Name of Trustee                  Title               From Trust
        ---------------                  -----               ----------
         John D. Barrett, II+    Chairman of the Board         None*
         Robert E. Harvey        Trustee and President         None*
         James R. Rutherford+           Trustee                None*
         R. Bruce Cameron+              Trustee                 $250
         Gerard E. Jones+               Trustee                 $750
         Ronald E. Kfoury               Trustee                $1,500
         Edward M. Mazze                Trustee                $2,000
         Robert T. Hoffman              Trustee                $1,500

As of  September  30,  2001,  the  officers  and  Trustees,  as a  group,  owned beneficially less than 1% of the outstanding shares of the Barrett Growth Fund.

+ Prior to the January 2001 meeting,  the independent trustees received a fee of
$250 for each meeting of the Trustees that they attended.

+ Messrs. Barrett, Rutherford, Cameron and Jones were members of the Board until the Board restructured on December 11, 2000. Since that time, Messrs. Rutherford and Jones have served as Trustees Emeritus and Mr. Barrett serves in the officer position of chairman.

* Messrs.  Barrett,  Harvey and Rutherford are "interested persons" of the Trust
(as  described in the  Investment  Company  Act),  due to their  positions  with
Barrett Associates.

     The Trust has an Audit  Committee,  which  assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices,  and also serves as a direct line of communication  between the Board of Trustees and the independent  auditors.  The specific  functions of the Audit
Committee  include  recommending  the engagement or retention of the independent auditors,  reviewing with the  independent  auditors the plan and the results of the  auditing  engagement,  approving  professional  services  provided  by  the independent auditors prior to the performance of such services,  considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     From the Fund's  inception  through  December 11, 2000, the Audit Committee was comprised of Messrs. Kfoury, Cameron and Jones, being all of the independent
Trustees.  During that period,  there were two meetings of the Audit  Committee.
All of the members of the Audit Committee were present for each meeting.

Principal Shareholders
----------------------

     As of September 30, 2001, the following  persons owned  beneficially  5% or more of the outstanding shares of the Fund:

            Name and Address                 Percentage of Fund Shares Owned
            ----------------                 -------------------------------

Charles Schwab & Co., Inc.                                11.60%
Special Custody Account for the Benefit
of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

P.C. Potter & L.M. Potter, Tr.                            5.39%
Philip C. Potter Charitable Remainder
Unitrust
44 Rockwood Lane.
Greenwich, CT 06830-3844

Braun Fund LP                                             5.15%
6 E. 45th St. Rm. 1401
New York, NY 10017-2414

Robert E. Harvey                                          5.07%
Trust for Marna Ashforth
Barrett Associates
565 5th Avenue, Floor 25
New York, NY 10017-2413

INVESTMENT  ADVISOR  AND  MANAGEMENT   AGREEMENT  Barrett  Associates  ("Barrett
Associates" or the "Advisor"), having its principal offices located at 565 Fifth
Avenue,  New York, New York 10017,  is the Fund's  investment  advisor.  Barrett
Associates is registered as an investment advisor under the Investment  Advisers
Act of 1940, as amended.  Barrett  Associates  was founded in 1937 and currently manages approximately $1.34 billion in client assets. The firm has approximately
500 client relationships, including families, individuals, foundations and other
organizations  or  entities.   Barrett  Associates  has  served  as  the  Fund's
investment manager since the Fund's inception on December 29, 1998.

     Barrett  Associates is a majority-owned  subsidiary of Legg Mason,  Inc., a
financial   services  holding  company  with  $3.5  billion  in  equity  capital headquartered in Baltimore,  Maryland. Legg Mason, through its subsidiaries,  is
engaged  in  securities   brokerage  and  trading,   investment   management  of
institutional  and  individual  accounts  and  company-sponsored  mutual  funds, investment  banking for corporations  and  municipalities,  commercial  mortgage
banking  and  other  financial  services.   Legg  Mason's  principal  investment
management  subsidiaries include Western Asset Management Company,  Batterymarch
Financial Management,  Inc., Legg Mason Funds Management,  Inc., Bartlett & Co.,
Brandywine Asset Management, Inc., Legg Mason Capital Management, Inc. and Gray,
Seifert & Co., Inc. Through its investment advisory subsidiaries, Legg Mason has more than $130 billion in assets under management.

     Legg Mason acquired its initial interest in Barrett  Associates on February
5, 2001, and has entered into an agreement  with Barrett  Associates and certain of its shareholders to purchase the remaining shares of Barrett  Associates over a five year  period.  The  acquisition  of Barrett  Associates  is designed as a revenue  sharing  arrangement,  and it is intended that Barrett  Associates will retain its name and location and will continue to be managed and operated by Mr.
Barrett and the other senior executives of the firm. In connection with the Legg
Mason transaction, Legg Mason entered into employment and non-compete agreements with certain Barrett Associates personnel. All of the current Barrett Associates shareholders  will continue to be equity owners of the firm until the Legg Mason acquisition is complete. Therefore, no changes in the management of the Fund are anticipated as a result of the sale of Barrett Associates.

     Barrett  Associates serves as the Fund's investment  advisor pursuant to an
Investment  Management  Agreement  dated as of March 7,  2001  (the  "Management
Agreement"),  which  was  approved  by  shareholders  in view of the Legg  Mason acquisition. The Management Agreement is substantially identical to the previous
Investment  Management  Agreement  dated November 11, 1998 between the Trust and
Barrett Associates.

     Under the Management Agreement,  the Advisor, subject to the supervision of the Trustees,  provides a continuous  investment program for the Fund, including investment  research and management with respect to securities,  investments and cash equivalents,  in accordance with the Fund's investment objective,  policies and restrictions as set forth in its Prospectus and this SAI and the resolutions of  the  Trustees.  The  Advisor  is  responsible  for  effecting  all  security transactions  on behalf of the  Fund,  including  the  allocation  of  principal business and portfolio brokerage and the negotiation of commissions. The Advisor also maintains books and records with respect to the securities  transactions of the Fund and  furnishes to the Trustees  such  periodic or other  reports as the
Trustees may request.

     The Fund is  obligated  to pay the Advisor a monthly fee equal to an annual rate  of  1.00%  of the  Fund's  average  daily  net  assets.  The  Advisor  has contractually  agreed to waive  its  advisory  fee or assume as its own  expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total  operating  expenses of the Fund do not exceed 1.25% of average daily net assets  through  October 31,  2002.  In the event that Fund assets grow to a point where fee waivers and expense  payments are not  necessary to maintain the expense  limitation,  the Advisor may seek to recoup amounts waived or paid, but only  within a period of three  years  from the date such  amount  was waived or paid.  For the  fiscal  year  ended  June 30,  2001,  the  Advisor  received  no compensation  from the Fund. Absent the waivers  undertaken by the Advisor,  the
Advisor would have been entitled to receive an advisory fee of $191,777.

     During the term of the Management Agreement,  the Advisor pays all expenses incurred by it in connection with its activities  thereunder  except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services  furnished  by the  Advisor  under  the  Management  Agreement  are not exclusive, and the Advisor is free to perform similar services for others.

     Unless  sooner  terminated  in accordance  with its terms,  the  Management
Agreement is initially  effective for a period of two years and may be continued
from year to year,  provided that such continuance is approved at least annually by a vote of the  holders of a  "majority"  (as  defined in the 1940 Act) of the outstanding  voting  securities of the Fund,  or by the Trustees,  and in either event by vote of a majority of the  Trustees of the Trust who are not parties to either Management Agreement or "interested persons" (as defined in the 1940 Act)
of any such party,  cast in person at a meeting called for the purpose of voting on such approval.  The required  shareholder approval of any continuance will be effective  with  respect to the Fund if a  majority  of the  outstanding  voting securities of the Fund votes to approve such continuance.

     The Management  Agreement will automatically  terminate in the event of its
"assignment"  as that term is  defined  in the 1940 Act,  and may be  terminated without penalty at any time upon 60 days' written notice to the other party: (i)
by the majority vote of all the Trustees or by majority vote of the  outstanding voting securities of the Fund; or (ii) by the Advisor.

     The Management  Agreement may be amended by the parties  provided,  in most cases, that such amendment is specifically approved by the vote of a majority of the outstanding  voting  securities of the Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of the Advisor,  cast in person at a meeting called for the purpose of voting upon such approval.

     Under the terms of the Management Agreement,  the Advisor will be liable to the Fund or the Trust only for losses  resulting from a breach of fiduciary duty with respect to the receipt of compensation for services,  willful  misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The  Advisor  and the  Trust  have  agreed  that the Trust may use the name
"Barrett" only so long as Barrett  Associates  serves as investment  advisor for the Trust or Fund, or as Barrett Associates may permit.

CODE OF ETHICS

     Both the Fund and the Advisor  have  adopted a Code of Ethics that  governs the  conduct  of  employees  of the Fund and  Advisor  who may  have  access  to information  about  the  Fund's  securities  transactions.  The  Code of  Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of  shareholders  ahead of their own  interests.  Among other  things,  the  Code  of  Ethics  requires  the  preclearance  of  personal securities  transactions;  certain  blackout  periods  for  personal  trading of securities  which may be  considered  for  purchase or sale by the Fund or other clients of the Advisor;  and contains  prohibitions  against personal trading of initial  public  offerings.  Violations of the code are subject to review by the
Trustees and could result in severe penalties.

SERVICE AGREEMENTS

     As more  fully  described  below,  the Trust has  entered  into a number of agreements  with Firstar Mutual Funds  Services,  LLC  ("Firstar"),  a Wisconsin
limited  liability  company,  pursuant  to which  management  related  and other services  are  performed  for the Fund.  Firstar  serves  as the  Administrator,
Transfer and Dividend  Disbursing  Agent,  and Fund  Accountant.  The  principal offices of Firstar are located at 615 East Michigan Street, Milwaukee, Wisconsin
53202. Firstar Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Fund's Custodian.

Administrator
-------------

     Pursuant to a Fund Administration  Servicing Agreement with the Trust dated as of November 11, 1998 (the "Fund Administration Agreement"), Firstar serves as
Administrator  of the Fund and  subject  to the  direction  and  control  of the
Trustees,  supervises  all aspects of the  operation  of the Fund  except  those performed by the Fund's Advisor. As administrator,  Firstar receives asset-based fees at the annual rates of 0.06% on the first $200 million of average daily net assets,  0.05% on the next $500 million of average daily net assets and 0.03% on average  daily net assets  above $700  million,  subject to a minimum  amount of
$30,000 per year.

     Under  the  Fund   Administration   Agreement,   Firstar  provides  certain
administrative  services and  facilities for the Fund.  These  services  include preparing  and  maintaining  books,  records,  tax and  financial  reports,  and monitoring compliance with state and federal regulatory requirements.

Fund Accounting
---------------

     Pursuant to a Fund Accounting  Servicing  Agreement with the Trust dated as of November 11, 1998 (the "Fund Accounting  Agreement"),  Firstar is responsible for accounting relating to the Fund and its investment transactions; maintaining certain  books and records of the Fund;  determining  daily the net asset values per  share  of the  Fund and  calculating  yield,  dividends  and  capital  gain distributions;  and preparing security  position,  transaction and cash position reports.

     Under the Fund Accounting  Agreement,  Firstar maintains  portfolio trading records and records of brokerage  activity in order to provide monthly brokerage reports that identify  brokers and set forth  commission  amounts.  Firstar also monitors  periodic  distributions  of gains or  losses  on  portfolio  sales and maintains a daily  listing of portfolio  holdings.  Firstar is  responsible  for expenses accrued and payment reporting services. Firstar provides tax accounting services  and  tax-related  financial  information  to the Trust.  Firstar  also monitors  compliance  with the regulatory  requirements  relating to maintaining accounting records.

Transfer Agent
--------------

     Pursuant to a Transfer Agency  Servicing  Agreement with the Trust dated as of November 11, 1998 (the "Transfer Agency Agreement"), Firstar also acts as the
Trust's transfer,  dividend  disbursing and redemption  agent.  Firstar provides certain  shareholder  and other  services  to the Trust,  including:  furnishing
account  and  transaction   information;   providing   mailing  labels  for  the
distribution  to the Fund's  shareholders  of financial  reports,  prospectuses, proxy  statements  and other such  materials;  providing  compliance  reporting;
calculating   distribution   plan  and  marketing   expenses;   and  maintaining
shareholder account records.

     Firstar is responsible  for processing  orders for Fund shares and ensuring appropriate  participation with the National Securities Clearing Corporation for transactions  with Fund  shares.  If so  requested  by the Trust,  Firstar  will produce shareholder lists and reports for proxy solicitations.  Firstar receives and processes  redemption  requests and  administers  distribution of redemption proceeds.  Firstar  also handles  shareholder  inquiries  and  provides  routine account  information.  In addition,  Firstar prepares and files  appropriate tax related information concerning dividends and distributions to shareholders.

Custodian
---------

     Pursuant  to a  Custodian  Servicing  Agreement  with the Trust dated as of
November  11,  1998  (the  "Custodian  Agreement"),   Firstar  Bank,  N.A.  (the
"Custodian")  acts as the  custodian  of the Trust's  securities  and cash.  The
Custodian  is located  at 425 Walnut  Street,  Cincinnati,  OH 45202.  Portfolio
securities  purchased in the U.S. are maintained in the custody of the Custodian and may be entered  into the Federal  Reserve  Book Entry System of the security depository system of the Depository Trust Corporation.  The Custodian  maintains separate  accounts  in the name of each  Fund of the  Trust.  The  Custodian  is responsible for holding and making payments of all cash received for the account of the relevant Fund.

     From each  account the  Custodian  may make  payments  for the  purchase of securities,  payment of interest,  taxes, fees and other operating expenses. The
Custodian is  authorized to endorse and collect  checks,  drafts or other orders for payment.  The Custodian is also  responsible  for the release or delivery of portfolio securities.  Additionally,  the Custodian monitors compliance with the regulatory requirements of the Treasury Department, Internal Revenue Service and
the laws of the states.  The Custodian is  compensated on the basis of an annual fee  based  on  market  value of  assets  of each  Fund and on fees for  certain transactions.

Distributor
-----------

     T.O.  Richardson  Securities,  Inc.  (the  "Distributor"),   located  at  2
Bridgewater  Road,  Farmington,  Connecticut,  06032  serves  as  the  principal underwriter  and national  distributor  for the shares of the Fund pursuant to a
Distribution  Agreement  with the  Trust  dated as of  November  11,  1998  (the
"Distribution Agreement").  T.O. Richardson Securities,  Inc. is registered as a broker-dealer  under  the  Securities  Exchange  Act of 1934  and  each  state's securities  laws and is a member of the NASD.  The offering of the Fund's shares is continuous.  The Distribution  Agreement  provides that the  Distributor,  as agent in connection with the  distribution of Fund shares,  will use appropriate efforts  to  solicit  orders  for the sale of Fund  shares  and  undertake  such advertising and promotion as it deems reasonable, including, but not limited to, advertising, compensation to underwriters, dealers and sales personnel, printing and mailing  prospectuses to persons other than current Fund  shareholders,  and printing and mailing sales literature.

Distribution Plan
-----------------

     The Board of Trustees adopted a Distribution Plan on behalf of the Fund, in accordance with Rule 12b-1 under the 1940 Act. The Fund is authorized  under the
Plan to use the assets of the Fund to reimburse the Advisor,  the Distributor or others for expenses  incurred by such parties in the promotion and  distribution of the shares of the Fund. The Plan authorizes the use of  distribution  fees to pay expenses  including,  but not limited to, printing  prospectuses and reports used for sales purposes,  preparing advertising and sales literature,  and other distribution-related  expenses.  The maximum  amount  payable  under the Plan is
0.25% of the Fund's  average net assets on an annual  basis.  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

     The NASD's  maximum  sales  charge  rule  relating  to mutual  fund  shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based.  This rule may operate to limit the aggregate  distribution fees to which shareholders may be subject under the terms of the Plan.

     The Plan requires that any person  authorized to direct the  disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement prepare  and  furnish to the  Trustees  for their  review,  at least  quarterly, written reports  complying with the requirements of the Rule and setting out the amounts  expended  under the Plan and the purposes for which those  expenditures were made.  The Plan  provides that so long as it is in effect the selection and nomination  of  Trustees  who are not  interested  persons  of the Trust will be committed  to the  discretion  of the  Trustees  then  in  office  who  are  not interested persons of the Trust.

     Neither the Plan nor any related  agreements can take effect until approved by a  majority  vote of both all the  Trustees  and those  Trustees  who are not interested  persons  of the Trust and who have no direct or  indirect  financial interest in the operation of the Plan or in any agreements  related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan and the related  agreements.  The Trustees approved the Plan on November 11, 1998 and it became effective on December 18, 1998.

     The  Plan  will  continue  in  effect  only so long as its  continuance  is specifically  approved at least annually by the Trustees in the manner described above for Trustee  approval of the Plan. The Plan for the Fund may be terminated at any time by a majority vote of the Trustees who are not interested persons of the  Trust  and  who  have no  direct  or  indirect  financial  interest  in the operations of the Plan or in any  agreement  related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

     The Plan may not be amended so as to materially  increase the amount of the distribution  fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding  voting securities of the Fund. In addition, no material  amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

     The  following is a breakdown of the expenses  paid by the Fund pursuant to the Plan for the fiscal year ended June 30, 2001:

Printing and Mailing of Prospectuses to Other than Current Shareholders   $7,239
Compensation to Underwriter                                              $23,130
Compensation to Broker/Dealers                                           $29,765

*During the fiscal  year,  the Advisor  (rather than the Fund)  separately  paid
$72,465 for distribution related expenses. Such expenses are the type that could be paid for by the Fund under its Plan if there were sufficient funds available.

Independent Accountants
-----------------------

     The Trust's  independent  accountants,  KPMG LLP,  audit the Trust's annual financial statements and review the Trust's tax returns.  KPMG LLP is located at
303 East Wacker Drive, Chicago, IL 60601.

PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund's portfolio securities transactions are placed by the Advisor. The objective of the Fund is to obtain the best  available  prices in its  portfolio transactions,  taking into account the costs, promptness of executions and other qualitative considerations.  There is no pre-existing commitment to place orders with any broker,  dealer or member of an exchange.  The Advisor evaluates a wide range of  criteria  in  seeking  the most  favorable  price and  market  for the execution of transactions,  including the broker's  commission  rate,  execution capability, positioning and distribution capabilities,  information in regard to the  availability  of  securities,  trading  patterns,  statistical  or  factual information,  opinions  pertaining to trading strategy,  back office efficiency, ability to handle difficult trades,  financial stability,  and prior performance in servicing the Advisor and its clients.  In transactions on equity  securities
and  U.S.  Government  securities  executed  in  the  over-the-counter   market,
purchases and sales are transacted directly with principal  market-makers except in those circumstances  where, in the opinion of the Advisor,  better prices and executions are available elsewhere.

     The Advisor, when effecting purchases and sales of portfolio securities for the account of the Fund,  will seek  execution of trades  either (i) at the most favorable and competitive  rate of commission  charged by any broker,  dealer or member  of an  exchange,  or (ii) at a higher  rate of  commission  charges,  if reasonable,  in relation to brokerage and research services provided to the Fund or the Advisor by such member, broker, or dealer. Such services may include, but are not  limited  to, any one or more of the  following:  information  as to the availability  of  securities  for  purchase  or  sale,  statistical  or  factual information, or opinions pertaining to investments. The Advisor may use research and  services  provided  by brokers and dealers in  servicing  all its  clients, including  the Fund,  and not all such  services  will be used by the Advisor in connection  with the Fund. In accordance with the provisions of Section 28(e) of the 1934 Act, the Advisor may from  time-to-time  receive  services and products which serve both research and non-research functions. In such event, the Advisor makes a good faith  determination  of the anticipated  research and non-research use of the product or service and allocates  brokerage  only with respect to the research component.  Brokerage may also be allocated to dealers in consideration of the  Fund's  share  distribution  but  only  when  execution  and  price  are comparable to that offered by other brokers.

     For the fiscal year ended June 30, 2001, the Fund paid $39,421 in brokerage commissions on transactions totaling $11,408,328; for the fiscal year ended June
30,  2000,  the Fund paid  $38,077  in  brokerage  commissions  on  transactions totaling  $13,893,234;  and for the period from  commencement  of  operations on
December 29, 1998  through the first  fiscal year ended June 30, 1999,  the Fund paid $20,013 in brokerage commissions on transactions  totaling $7,411,347.  All brokerage  commissions  were paid to  broker-dealers  who  provided  research or brokerage services to the Advisor.

     The Advisor provides  investment advisory services to individuals and other institutional  clients,  including  corporate pension plans,  profit-sharing and other  employee  benefit  trusts,  and  other  investment  pools.  There  may be occasions on which other investment  advisory clients advised by the Advisor may also invest in the same  securities as the Fund.  When these clients buy or sell the same securities at substantially  the same time, the Advisor may average the transactions  as to price and allocate the amount of available  investments in a manner that it believes to be equitable to each client,  including  the Fund. On the other hand,  to the extent  permitted by law, the Advisor may  aggregate the securities  to be sold  or  purchased  for the  Fund  with  those  to be sold or purchased  for other  clients  managed by it in order to obtain lower  brokerage commissions, if any.

     The Fund does not engage in  frequent  trading  and  turnover  tactics  for short-term  gains,  however,  the  Advisor  will effect  portfolio  transactions without  regard to holding  period if, in its judgment,  such  transactions  are advisable  in light of a change in  circumstances  of a  particular  company  or within a  particular  industry  or in  general  market,  economic  or  financial conditions.  While the Fund anticipates that its annual portfolio  turnover rate should not exceed  50% under  normal  conditions,  it is  impossible  to predict portfolio  turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's  annual  sales or  purchases  of  portfolio  securities
(exclusive of purchases or sales of securities  whose  maturities at the time of acquisition  were  one  year  or  less)  by the  monthly  average  value  of the securities  in the portfolio  during the year.  For the period from December 18,
1998 through June 30, 1999, the Fund's portfolio  turnover rate was 30%. For the fiscal year ended June 30, 2000, the Fund's portfolio turnover rate was 35%. For the fiscal year ended June 30, 2001, the Fund's portfolio turnover was 39%.

SHARES OF BENEFICIAL INTEREST

     The Trust is a series  business trust that  currently  offers one series of shares. The beneficial interest of the Trust is divided into an unlimited number of  shares,  with a par value of $0.001  each.  Each  share has equal  dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights.  Shares, when issued,  will be fully paid and nonassessable.  Fractional shares  have  proportional  voting  rights.  Shares  of the  Fund  do  not  have cumulative  voting rights,  which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees.  Shares will be maintained in open accounts on the books of the Transfer Agent, and certificates for shares will generally not be issued.

     If they deem it advisable and in the best  interests of  shareholders,  the
Trustees  may  create  additional  series of  shares,  each of which  represents interests  in a separate  portfolio  of  investments  and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and  dividends.  If  additional  series or classes of shares are  created,  shares of each series or class are  entitled to vote as a series  or class  only to the  extent  required  by the 1940 Act or as permitted by the Trustees.  Upon the Trust's liquidation,  all shareholders of a series  would  share  pro-rata in the net assets of such  series  available  for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the  distribution  of assets  belonging to any other series.

DIVIDENDS

     A shareholder will  automatically  receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset  value as of the date of  payment  unless  the  shareholder  elects to receive such dividends or  distributions  in cash.  Shareholders  will receive a confirmation  of each new  transaction in their account.  The Trust will confirm all  account  activity,  including  the payment of  dividend  and  capital  gain distributions and transactions made as a result of an Systematic Withdrawal Plan or an Automatic  Investment  Plan.  Shareholders may rely on these statements in lieu of stock certificates.  Stock certificates  representing shares of the Fund will not be issued.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

Distributions
-------------

     Distributions of Net Investment  Income. The Fund receives income generally in the form of dividends  and  interest on its  investments.  This income,  less expenses  incurred in the operation of the Fund,  constitutes its net investment income from which  dividends may be paid to you. Any  distributions  by the Fund from such  income will be taxable to you as  ordinary  income,  whether you take them in cash or in additional shares.

     Distributions of Capital Gains. The Fund may derive capital gains or losses in connection  with sales or other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from net long-term  capital  gains  realized by the Fund will be taxable to you as long-term capital gain,  regardless of how long you have held your shares in the Fund. Any net short-term or long-term  capital gains realized by the Fund
(net of any capital loss  carryovers)  generally will be  distributed  once each year,  and may be  distributed  more  frequently,  if  necessary,  to  reduce or eliminate federal excise or income taxes on the Fund.

     Beginning in the year 2001 for  shareholders  in the 15% federal income tax bracket  (or in the year 2006 for  shareholders  in the 28% or higher  bracket), capital gain  dividends  from the Fund's sale of  securities  held for more than five years may be subject to a reduced rate of tax.

     Effect of Foreign Investments on Distributions.  Most foreign exchange gain realized on the sale of debt  securities  is treated as  ordinary  income by the
Fund.  Similarly,  foreign exchange loss realized on the sale of debt securities generally  is treated  as  ordinary  loss.  This gain when  distributed  will be taxable to you as ordinary income,  and any loss will reduce the Fund's ordinary income  otherwise  available  for  distribution  to you.  This  treatment  could increase or decrease the Fund's  ordinary income  distributions  to you, and may cause some or all of the Fund's previously  distributed  income to be classified as a return of capital.

     The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

     Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will  advise you of the tax  status for  federal  income  tax  purposes  of such distributions  shortly  after the close of each  calendar  year. If you have not held Fund shares for a full year,  the Fund may designate and  distribute to you as ordinary  income or capital gain a percentage  of income that is not equal to the actual amount of such income earned during the period of your  investment in the Fund.

Taxes
-----

     Election  to be  Taxed  as a  Regulated  Investment  Company.  The Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Internal  Revenue Code (the  "Code").  The Fund has qualified as a regulated investment  company for its most recent fiscal year,  and intends to continue to qualify during the current fiscal year. As a regulated  investment company,  the
Fund generally pays no federal income tax on the income and gains it distributes to you. The Board  reserves the right not to maintain the  qualification  of the
Fund as a regulated investment company if it determines such course of action to be  beneficial  to  shareholders.  In such  case,  the Fund will be  subject  to federal, and possibly state and corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code  requires the Fund to  distribute  to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar  year;  98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any  undistributed  amounts from the prior year. The Fund intends to declare and pay these  distributions in December
(or to pay them in  January,  in which case you must treat them as  received  in
December) but can give no assurances that its  distributions  will be sufficient to eliminate all taxes.

     Redemption of Fund Shares.  Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable  transactions  for federal and state income tax  purposes.  If you redeem your Fund shares or exchange  your Fund shares for shares of either the Firstar Money Market Fund or the Firstar  Tax-Exempt  Money
Market  Fund,  the IRS will  require  that you  report  any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss.

     Beginning in the year 2001 for  shareholders  in the 15% federal income tax bracket  (or in the year 2006 for  shareholders  in the 28% or higher  bracket), gain from the sale of Fund  shares  held for more than five years may be subject to a reduced rate of tax.

     Any loss  incurred  on the  redemption  or  exchange of shares held for six months or less will be treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you  realize  upon the  redemption  of your Fund shares will be  disallowed  to the extent that you  purchase  other  shares in the Fund
(through  reinvestment of dividends or otherwise) within 30 days before or after your share  redemption.  Any loss disallowed  under these rules will be added to your tax basis in the new shares you purchase.

     U.S. Government Obligations. States grant tax-free status to dividends paid to you from interest earned on certain U.S.  Government  securities,  subject in some states to minimum investment or reporting  requirements that must be met by the fund.  Investments in Government  National  Mortgage  Association or Federal
National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

     Dividends-Received  Deduction for Corporations.  Dividends paid by the Fund
generally   will   qualify  for  the  70%   dividends-received   deduction   for
corporations,  but the portion of the dividends that so qualifies depends on the aggregate taxable qualifying dividend income received by such Fund from domestic
(U.S.)  sources.  The dividends  received  deduction will be available only with respect to  dividends  designated  by the Fund as eligible  for such  treatment.
Additionally,   if  requested,   the  Fund  will  send  to  any  such  corporate
shareholders a statement each year advising the amount designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

     Investment in Complex Securities. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect  whether  gain or loss  recognized  by the Fund is treated as ordinary or capital,  or as interest or dividend  income.  These rules could also accelerate the  recognition  of  income  to the  Fund  (possibly  causing  the Fund to sell securities  to raise  the cash for  necessary  distributions)  and/or  defer the
Fund's ability to recognize a loss,  and, in limited cases,  subject the Fund to
U.S. federal income tax on income from certain foreign  securities.  These rules could,  therefore,  affect  the  amount,  timing  or  character  of  the  income distributed to you by the Fund.

INVESTMENT PERFORMANCE

     For purposes of quoting and comparing the  performance  of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both
"total return" and "yield" figures are based on the historical  performance of a fund, show the performance of a hypothetical  investment and are not intended to indicate future performance.

Yield Information
------------------

     From time to time,  the Fund may  advertise a yield  figure.  A portfolio's yield  is a way of  showing  the  rate of  income  the  portfolio  earns  on its investments as a percentage of the portfolio's  share price.  Under the rules of the SEC, yield must be calculated according to the following formula:

            YIELD  =  2 [ ( a-b  + 1 )6 - 1 ]
                           ----
                            cd

      Where:
      a =   dividends and interest earned during the period.
      b =   expenses accrued for the period (net of reimbursements).
      c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d =   the maximum offering price per share on the last day of the period.

     Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30 day period, net of expenses,  by the average number of shares  entitled to receive  distributions  during the period, dividing  this  figure by a Fund's  offering  price at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance  with  standardized  methods  applicable to all stock and bond mutual funds.  Dividends from equity investments are treated as if they were accrued on a daily  basis,  solely for the  purposes  of yield  calculations.  In  general, interest income is reduced with respect to bonds trading at a premium over their par value by  subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.  Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting  purposes.  Because of the different accounting methods used, and because of the compounding assumed in yield  calculations,  the yield quoted for a Fund may differ from the rate of distributions  the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance
------------------------

     Under the  rules of the  Commission,  funds  advertising  performance  must include total return quotes,  "T" below,  calculated  according to the following formula:

            P(1 + T)n = ERV

      Where:      P =   a hypothetical initial payment of $1,000
                  T =   average annual total return
                  n =   number of years (1, 5 or 10)
                  ERV = ending  redeemable  value of a  hypothetical  $1,000 payment  made at the  beginning  of the 1, 5 or 10 year
                        periods at the end of the 1, 5, or 10 year  periods (or
                        fractional portion thereof).

     The average  annual total  return will be  calculated  under the  foregoing formula  and the time  periods  used in  advertising  will be  based on  rolling calendar  quarters,  updated to the last day of the most recent quarter prior to submission  of the  advertising  for  publication,  and  will  cover  prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate  return for the period.  In calculating  the ending redeemable  value,  the maximum sales load is deducted  from the initial  $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period.  Total return, or "T" in the formula above, is computed by finding the average  annual  compounded  rates of return over the  prescribed periods (or  fractional  portions  thereof) that would equate the initial amount invested  to the  ending  redeemable  value.  Any sales  loads that might in the future be made  applicable  at the time of  reinvestments  would be  included as would any recurring account charges that might be imposed by the Fund.

     The average  annual total returns for the indicated  periods ended June 30,
2001 were:

                                    Since inception
                  1 year (%)           12/29/98
                  ----------         ------------
                   -25.90%              2.40%

     The  Fund  may  also  from  time to time  include  in such  advertising  an aggregate  total return figure or an average  annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's  performance with other measures of investment return. The
Fund may quote an aggregate  total return  figure in comparing  the Fund's total return  with data  published  by Lipper  Analytical  Services,  Inc. or with the performance  of various  indices  including,  but not  limited to, the Dow Jones
Industrial Average,  the Standard & Poor's 500 Stock Index, Russell Indices, and
the Value Line  Composite  Index.  For such purposes,  each Fund  calculates its aggregate  total  return  for the  specified  periods  of time by  assuming  the investment  of $1,000 in Fund  shares  and  assuming  the  reinvestment  of each dividend  or other  distribution  at net asset value on the  reinvestment  date.
Percentage  increases  are  determined by  subtracting  the initial value of the investment  from the ending value and by dividing the remainder by the beginning value.  To calculate its average  annual total return,  the aggregate  return is then annualized  according to the Commission's  formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

     The Fund may also advertise the  performance  rankings  assigned by various publications and statistical services,  including but not limited to SEI, Lipper
Mutual Performance  Analysis,  Intersec Research Survey of Non-U.S.  Equity Fund
Returns,  Frank Russell International  Universe, and any other data which may be presented  from time to time by such analyses as Dow Jones,  Morningstar,  Inc.,
Chase  Investment  Performance,   Wilson  Associates,  Stanger,  CDA  Investment
Technologies,  Inc.,  the Consumer  Price Index  ("CPI"),  The Bank Rate Monitor
National Index,  IBC/Donaghue's  Average/U.S.  Government and Agency, or as they appear in various  publications  including  but not  limited to The Wall  Street
Journal,  Forbes,  Barron's,  Fortune,  Money  Magazine,  The  New  York  Times,
Financial  World,   Financial  Services  Week,  USA  Today  and  other  regional publications.

FINANCIAL STATEMENTS

     The Fund's  Financial  Statements  for the fiscal year ended June 30, 2000, including the Report of Independent Accountants, are included in the Fund's most recent  Annual  Report to  Shareholders  and are  incorporated  into this SAI by reference.  The Annual Report may be obtained free of charge by calling the Fund at 1-877-363-6333,  or by writing to the Fund at its address listed on the cover of this SAI.